                                                        Retirement Annuities and
                                                      Life, Auto, Homeowners and
                                                                 Group Insurance


                                                             1 Horace Mann Plaza
                                                Springfield, Illinois 62715-0001
                                                                    217-789-2500

HORACE MANN ((R))
--------------------------------------------------------------------------------
Insuring America's Educational Community


Dear Valued Customer:

I appreciate your confidence in Horace Mann Life Insurance Company and your continuing participation in our retirement annuity program.

For the year ended December 31, 1998, the total annual return of your variable annuity contract was at least 6.22 percent, bringing the average annual return for the five- and ten-year periods then ended to at least 15.81 percent and
14.83 percent, respectively. These returns reflect the performance of your underlying investment in the Horace Mann Growth Fund, less separate account charges for mortality and expense risk which vary depending on the year your contract was issued.

For more information about the Growth Fund, please read the enclosed Horace Mann Mutual Funds' Annual Report. If you have questions about the Growth Fund, Horace Mann Life Insurance Company Separate Account A Annual Report or your variable annuity contract, please call your Horace Mann representative or our toll-free number, 1-800-999-1030.

Sincerely,


/s/ Paul J. Kardos

Paul J. Kardos
Chairman, President and Chief Executive Officer
The Horace Mann Companies

HORACE MANN LIFE INSURANCE COMPANY ALLEGIANCE SEPARATE ACCOUNT A


Statement of Net Assets

December 31, 1998
--------------------------------------------------------------------------------

ASSETS

Investments at market value
  Horace Mann Growth Fund
      292,952 shares @ $24.34 (cost $6,093,633)                 $ 7,130,452
===========================================================================

Net assets

Net Assets (Indefinite units authorized)
    Active contract owners
      Horace Mann Growth Fund
        284,112 shares @ $24.34                   $ 6,915,286

    Retired contract owners
      Horace Mann Growth Fund
        8,840 shares @ $24.34                         215,166
                                                     --------
TOTAL net assets                                                $ 7,130,452
===========================================================================


See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY ALLEGIANCE SEPARATE ACCOUNT A


Statement of Operations

For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME

     Dividend income distribution                                     $ 106,866
--------------------------------------------------------------------------------
     Net investment income                                              106,866
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS

     Capital gains distribution                                         731,093
     Net realized gain on sale of investments                           391,727
     Net unrealized depreciation on investments                        (664,940)
--------------------------------------------------------------------------------

        Net gain on investments                                         457,880
--------------------------------------------------------------------------------

        Net increase in net assets resulting from operations         $  564,746
================================================================================



See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY ALLEGIANCE SEPARATE ACCOUNT A


Statements of Changes in Net Assets

For the Years Ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                  1998           1997
                                                              -----------    -----------
OPERATIONS
  Net investment income                                       $   106,866    $   111,153
  Capital gains distribution                                      731,093        917,446
  Net realized gain on sale of investments                        391,727        201,750
  Net unrealized appreciation (depreciation) on investments      (664,940)       440,774
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          564,746      1,671,123
----------------------------------------------------------------------------------------
CONTRACT OWNERS' TRANSACTIONS
  Gross stipulated payments received                                8,287         21,595
  Administrative expenses (Note 1)                                   (414)        (1,017)
----------------------------------------------------------------------------------------

  Net consideration received on annuity contracts                   7,873         20,578
  Net transfer from (to) fixed accumulation account              (503,710)        35,611
  Payments to contract owners                                  (1,156,452)      (624,395)
  Mortality risk charge (Note 1)                                  (21,181)       (22,724)
  Mortality guarantee adjustment                                 (148,796)        17,784
----------------------------------------------------------------------------------------

    Net decrease in net assets
      resulting from contract owners' transactions             (1,822,266)      (573,146)
----------------------------------------------------------------------------------------

    Total increase (decrease) in net assets                    (1,257,520)     1,097,977

Net assets, beginning of year                                   8,387,972      7,289,995
----------------------------------------------------------------------------------------
Net assets, end of year                                       $ 7,130,452    $ 8,387,972
========================================================================================






See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY ALLEGIANCE SEPARATE ACCOUNT A


Notes to the Financial Statements

December 31, 1998
--------------------------------------------------------------------------------


1. NATURE OF SEPARATE ACCOUNT -- Horace Mann Life Insurance Company Allegiance Separate Account A ("the Account"), formerly known as Allegiance life Insurance Company Separate Account A, registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets are invested in shares of the Horace Mann Growth Fund ("the Fund").

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits and administrative expenses. In addition, an annual mortality and expense risk charge up to .29 percent of the net variable account value is deducted from the contract owners' account, depending on year of issue of the contract.

2. SIGNIFICANT ACCOUNTING POLICIES -- The investments in the fund are valued at market ("net asset value"). The account owns approximately 1 percent of the fund. Distributions from the fund are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned for each contract owner.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. FEDERAL INCOME TAXES -- Investment income of the account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts.

4. PURCHASE AND SALES OF HORACE MANN FUND SHARES -- During the year ended December 31, 1998, purchases and proceeds from sales of fund shares were as follows:

                                                 1998
                                      -------------------------
                                        Active          Retired
                                      ----------       --------
Purchases                             $1,187,048       $ 35,799
                                      =========================
Sales                                 $1,629,558       $185,869
                                      =========================

5. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS


                                                              1998                   1997
                                                     ---------------------------------------------
                                                       Active     Retired      Active     Retired
                                                     --------     -------     -------     --------
Account units outstanding at beginning of year        311,879      15,010     292,665      14,153
Net consideration received                                293         540         712         614
Dividend distributions                                 33,209       1,050      38,462       1,879
Net transfers from (to) fixed accumulation account    (18,978)          0       1,635           0
Payments to contract owners                           (42,291)     (7,760)    (21,595)     (1,636)
                                                     ---------------------------------------------
Account units outstanding at end of year              284,112       8,840     311,879      15,010
                                                     =============================================

6. NET ASSETS -- At December 31, 1998 net assets of $7,130,452 were comprised of the cost of mutual fund shares to contract owners of $6,093,633 and the adjustment for unrealized appreciation of investments of $1,036,819.

Independent Auditor's Report
--------------------------------------------------------------------------------


The Contract Owners of Horace Mann
Life Insurance Company Allegiance Separate
Account A and the Board of Directors
of Horace Mann Life Insurance Company:

We have audited the accompanying statement of net assets of Horace Mann Life Insurance Company Allegiance Separate Account A as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the Horace Mann Mutual Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Horace Mann Life Insurance Company Allegiance Separate Account A as of December 31, 1998, and the results of its operations for the year then ended and changes in its net assets for each of the years in the two year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                  KPMG LLP

Chicago, Illinois
January 29, 1999

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                   Annual Report

                                                               December 31, 1998

                                                          [ARTWORK APPEARS HERE]




                                              Horace Mann Life Insurance Company
                                                   Allegiance Separate Account A



--------------------------------------------------------------------------------
This report is submitted for the general information of owners of Horace Mann Life Insurance Company Separate Account A contracts. The report is not authorized for distribution to prospective purchasers of variable annuity contracts.
--------------------------------------------------------------------------------

Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, Illinois 62708-4657
1-800-999-1030

IA-004275 (2/99)

Horace Mann Mutual Funds
Annual Report

December 31, 1998

                            [GRAPHIC APPEARS HERE]

Contents                    [GRAPHIC APPEARS HERE]                       Savings


Letter from the Chairman of
the Board and President ...............................................    2

Average Annual Total Return
Horace Mann Family of Funds ...........................................    3

Portfolio manager letters .............................................    5

Financial statements ..................................................   13

Fund performance graphs ...............................................   64



This report must be preceded
or accompanied by a current
prospectus.



                                                                 LONG-TERM GOALS

                                                                     investments

Horace Mann Mutual Funds
--------------------------------------------------------------------------------

                                                      P.O. Box 4657
                                                      Springfield, IL 62708-4657
                                                      (217) 789-2500






Fellow Shareholders:

Horace Mann is pleased to be able to report on 1998 investment activity. Each of our seven funds achieved positive returns for the year, and your assets once again increased in value in excess of inflation. Most of the funds have performed consistent with the relevant Lipper averages over the most recent three-year period. Although the Growth and Balanced funds underperformed their relevant benchmarks over the last year, they produced good absolute returns over a three- and five-year period. You should be very confident that the officers and trustees of the funds remain committed to delivering to you appropriate returns for your investments over the long term.

In response to changing markets, Horace Mann is taking steps to enhance the flexibility of our largest funds, the Growth Fund and the Balanced Fund, to meet the objectives of shareholders. As of March 1, 1999, the Growth Fund employs a multi-manager strategy that utilizes several subadvisers to manage the assets of the portfolio. The equity portion of the Balanced Fund will also employ a multi-manager strategy.

In our quest to deliver consistent performance, the Funds have elected to retain Wilshire Associates Inc., a company Horace Mann has been doing business with for 10 years, to serve as investment adviser of the funds. To that end, Wilshire has worked with the Funds Board to enlist a very talented team of investment managers, including BlackRock Financial Management Inc., Brinson Partners Inc., Mellon Equity Associates, LLP, Scudder Kemper Investments, Inc., and Wellington Management Company, LLP. Horace Mann and the Trustees appreciate your confidence reflected in your overwhelming approval of the changes described above.

Market Review

The past year was a good one for both stock and bond markets in the United States. Stock prices in the broad domestic market continued their successful run over the past several years, despite a precipitous drop during the third quarter. The bond market benefited from an economy with low inflation and moderate growth. The international stock markets delivered strong results due to excellent returns in the UK, Germany, and Europe overall, despite experiencing difficulty in Asia and Russia.

Perspective

At the Horace Mann Family of Funds, we are committed to providing our shareholders with investment options that provide competitive returns to meet your long-term objectives. We strongly believe the changes we are making to our family of funds will provide you with the options you need to achieve your goal of a secure retirement, and we appreciate the opportunity to serve you. Sincerely,


/s/ George Zock

George Zock
Chairman & President

For Annuity Alternatives Contract Owners

Average annual total returns for the year ended December 31, 1998, for the Annuity Alternatives contracts are shown in the following table. For contributions which remained invested in an Annuity Alternatives contract, returns are shown first. For contracts which were surrendered, returns are shown second. Redemption has no affect on the variable account rates of return after the initial five-year contract period.

Returns if money remained invested, based on a $1,000 investment.

                                1 Year   5 Years     10 Years  Since inception
Growth Fund                      6.22      15.81      14.83       13.64/1/
Balanced Fund                    6.26      12.32      12.37       11.26/1/
Income Fund                      6.67       5.21       7.18        6.42/1/
Short-Term Investment Fund       3.57       3.46       3.84        3.56/1/
Small Cap Growth Fund            4.56      --         --          11.01/2/
International Equity Fund       17.49      --         --          10.62/2/
Socially Responsible Fund        8.35      --         --          16.36/2/

Returns if money was withdrawn early, based on a $1,000 investment.

                                1 Year    5 Years     10 Years  Since inception
Growth Fund                     -2.28       15.81      14.83         13.64/1/
Balanced Fund                   -2.24       12.32      12.37         11.26/1/
Income Fund                     -1.83        5.21       7.18          6.42/1/
Short-Term Investment Fund      -4.71        3.46       3.84          3.56/1/
Small Cap Growth Fund           -3.81         --         --           6.69/2/
International Equity Fund        8.99         --         --           6.28/2/
Socially Responsible Fund       -0.15         --         --          12.22/2/

================================================================================
The average annual total rates of return assume contributions were made on the first business day of the period indicated.

Total return measures the past performance of each fund subaccount and does not represent the actual experience of investments made by a particular contract owner. The total return and principal value of an account will fluctuate. The value of an account may be worth more or less than its original cost, when redeemed, depending upon market fluctuations. Past performance does not guarantee future results of the subaccounts.

Total returns for the variable portion of the Annuity Alternatives contracts include a reduction for fund expenses and contract charges of 1.35% annually for mortality and expense risk. Annuity contracts issued prior to January 1984 have mortality and expense charges or sales fees that differ from those of the Annuity Alternatives contracts. Such other charges and fees do not exceed those reflected in the table above.

Annuity Alternatives contracts require a $25 annual maintenance charge on the contract anniversary when the contract value is less than $10,000. This charge, which is not reflected in the returns above, after the first contract year would reduce the total rates of return by 2.5 percent on a $1,000 investment or .5 percent on a $5,000 investment.

During the first five contract years, redemption charges range from 2 to 8 percent for the flexible premium contracts and 1 to 5 percent for single premium contracts. The average annual total returns with redemption are calculated using flexible premium redemption charges.

Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1998. Certain Balanced and Income fund expenses were subsidized (assumed and/or waived) through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity, and Socially Responsible funds since their inception, March 10, 1997. Subsidization and use of credits resulted in higher actual returns and for some funds exceeded 1 percent, depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington Management Company, LLP became the funds' subadviser.

/2/ Since inception for the Small Cap Growth, International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. The investment subadvisers are BlackRock Financial Management, Inc. for the Small Cap Growth Fund and Scudder Kemper Investments, Inc. for the International Equity and Socially Responsible funds.

For Growth Fund Public Shareholders and Participants in the Horace Mann Employee 401(k) Plan

Average annual total return for Horace Mann Mutual Funds

Total average annualized returns for the year ended December 31, 1998, for the Horace Mann Mutual Funds and their comparable benchmark indices are shown in the following table:


                                     1 Year  5 Years 10 Years Since inception
                                     ------  ------- -------- ----------------
Growth Fund                            7.64   17.27   16.28        15.09/1/
S&P 500 Stock Index                   28.58   24.08   19.20        18.12

Balanced Fund                          7.68   13.75   13.80        12.68/1/
Stock/Bond Composite/4/               21.33   17.23   15.10        14.30

Income Fund                            8.09    6.57    8.56         7.80/1/
Lehman Intermediate/Aggregate/5/       8.67    7.25    8.74         8.43

Short-Term Investment Fund             4.97    4.82    5.20         4.92/1/
90-day Treasury Bills                  5.35    5.31    5.72         5.42

Small Cap Growth Fund                  5.81    --      --          12.35/2/
Russell 2000 Growth                    1.23    --      --           9.81

International Equity Fund             18.95    --      --          11.99/3/
MSCI EAFE                             19.97    --      --          12.71/6/

Socially Responsible Fund              9.80    --      --          17.78/3/
S&P 500 Stock Index                   28.58    --      --          28.24


================================================================================

Returns of the Horace Mann Mutual Funds in the above table are shown net of fund expenses. Commission credits were used to pay certain expenses of the Growth and Balanced funds from 1994 through 1998. Certain Balanced and Income fund expenses were subsidized (assumed and/or waived) through 1987 and 1996, respectively. Certain Short-Term Investment Fund expenses have been subsidized (assumed and/or waived) since 1983. Certain fund expenses have been subsidized (assumed and/or waived) for the Small Cap Growth, International Equity, and Socially Responsible funds since their beginning March 10, 1997. Subsidization and use of credits resulted in higher actual returns and for some funds exceeded 1 percent depending on the period subsidized for each fund. There is no guarantee that subsidization and use of credits will continue in the future.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate and when redeemed, may be worth more or less than its original cost.


The indices listed are unmanaged industry benchmarks, not funds, and as such they have no expenses.

/1/ Since inception for the Growth, Balanced, Income, and Short-Term Investment funds refers to Nov. 1, 1989, the date Wellington Management Company, LLP became their investment adviser. Effective May 1, 1997, Wellington became the subadviser for these funds.

/2/ Since inception for the Small Cap Growth Fund refers to its beginning date, March 10, 1997. BlackRock Financial Management, Inc. is this fund's investment subadviser.

/3/ Since inception for the International Equity and Socially Responsible funds refers to their beginning date, March 10, 1997. Scudder Kemper Investments, Inc. is investment subadviser for these funds.

/4/ 60% S&P 500, 40% Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate thereafter.

/5/ Lehman Brothers Intermediate Government/Corporate Bond Index through April 30, 1997, Lehman Brothers Aggregate Bond Index thereafter.

/6/ The index reflects performance from February 28, 1997 through December 31, 1998.

--------------------------------------------------------------------------------
Wellington Management Company, LLP      75 State Street
                                        Boston, Massachusetts 02109

                                        Telephone:          Fax:
                                        (617) 951-5000      (617) 951-5250


GROWTH FUND AND BALANCED FUND (EQUITY PORTION)
December 31, 1998


Performance

The U.S. financial markets continued their impressive performance for the fourth year in a row, though 1998 saw an increase in volatility. Although many analysts expressed caution at the beginning of the year following the exceptionally strong returns of 1995, 1996 and 1997, lower interest rates, benign inflation, continued growth in the economy and liquidity helped push equity returns over 20 percent for the fourth consecutive year.

During the year ending December 31, 1998, the Horace Mann Growth Fund returned
7.6 percent, trailing the lofty performance of 28.58 percent for the S&P 500 index. The Horace Mann Balanced Fund, which is made up of between 50 percent and 75 percent equities managed in the same style as the Horace Mann Growth Fund and the remainder in fixed income securities, returned 7.7 percent for the year, also below its market index. The lack of market breadth last year is captured by the following statistics: fully 70 percent of the stocks in the S&P 500 underperformed the index return, and 40 percent of the S&P 500 stocks actually declined for the year.

Portfolio Review

The performance of the Growth Fund and the equity portion of the Balanced Fund was negatively influenced by three sectors: industrial and commercial, consumer discretionary and information technology. Within the industrial and commercial sector, stocks related to agriculture, such as Deere and New Holland, were hit hard, while aerospace and defense firms such as Boeing and Northrop Grumman fell on negative earnings developments and management shortcomings. In the consumer discretionary sector, the underperformance was due to poor results in holdings of retailers such as Toys R Us and J.C.Penney. Goodyear Tire & Rubber, a significant holding through most of 1998, also negatively impacted performance. In the technology sector, stock selection proved beneficial to fund performance, but because the fund was underweighted in this sector compared to the index, and since technology was by far the best performing sector last year, relative performance was negatively impacted.

Several other holdings within the fund, including Noble Drilling, USX-Marathon Group and Union Pacific Resources, were hurt by the diminished outlook in the energy sector as the price of crude oil continued to fall.

Substantial winners in the portfolio were relatively limited, but included stocks such as Wellpoint Health Networks, AT&T, MCI WorldCom, Pharmacia & Upjohn, SBC Communications, CIGNA and Fannie Mae.

Portfolio Outlook

The outlook for the economy has improved during the past quarter because of meaningful international efforts to prevent the worldwide economic slowdown from becoming a global meltdown. Central banks collectively cut interest rates over 60 times during the past four months to avoid a global credit crunch and to override financial market turbulence. It now appears the global economy will experience a soft landing rather than a global meltdown.

In the domestic economy, the manufacturing sector has shouldered most of the impact from the weakened overseas demand. Commodity prices continue to decline and capital spending, which had fueled the strong economic growth, is decelerating. Consumer spending remains strong and has sustained the firm domestic environment. Over the next year, the domestic real Gross Domestic Product index should experience a number of cross currents, but should expand
2.0 percent or better. Growth in the world economy should be more modest at just
1.5 to 2.0 percent. We also expect inflation domestically to rebound to about
2.0 percent in 1999.

Liquidity has pushed equity valuations into record territory. The gains generally have been disproportionately concentrated in a narrow list of large-capitalization, growth-oriented names or Internet-related companies. The average stock remains more reasonably valued, and many long-term investment opportunities have developed as the market lurches back and forth between fear and exuberance.

During the last quarter, we capitalized on specific opportunities and added positions in health care, non-bank financial services and utilities. We reduced exposure to technology due to price appreciation, to banks where eroding margins will crimp profits in 1999, and to metals given the diminished outlook for commodity pricing.

Respectfully,
Wellington Management Company, LLP


/s/ John R. Ryan

John R. Ryan, CFA
Senior Vice President
Stock Portfolio Manager

--------------------------------------------------------------------------------
Wellington Management Company, LLP      75 State Street
                                        Boston, Massachusetts 02109

                                        Telephone:          Fax:
                                        (617) 951-5000      (617) 951-5250


BALANCED FUND (BOND PORTION), INCOME FUND,
AND SHORT-TERM INVESTMENT FUND
December 31, 1998

Performance

The investment climate for fixed income securities was strong during 1998, as is reflected by the 8.1 percent (net of expenses) one-year total return for the Income Fund. The fixed income portion of the Balanced Fund, which makes up approximately 40 percent of the fund, was not materially different from the Income Fund. The funds outperformed the Lipper Corporate Debt A Rated funds average return of 7.5 percent for the same period. However, the funds underperformed, on a net basis, the unmanaged Lehman Brothers Aggregate Bond index return of 8.7 percent as the second half of 1998 hurt the funds' performance.

Performance comparisons for 1998 were largely dependent on the duration of the funds relative to that of the benchmark index. For the year 1998 as a whole, our longer-than-market duration decision proved to be the correct call as yields for longer maturity (5- to 30-year) securities declined significantly more than did the yields of shorter maturity securities. However, during the second half of the year, performance was hurt by the funds' relatively high weighting in the non-investment grade corporate sector, a result of the extraordinary rally in U.S. Treasuries and the "flight to quality" stemming from the Asian crisis, the Russian debt default and the Federal Reserve-brokered bailout of Long Term Capital Management.

The Short-Term Fund's return of 5.0 percent (net of expenses) matched the 5.0 percent return of the average of all of IBC/Donoghue's taxable money market funds and was slightly below the 90-Day Treasury Bill Average return for the year.

Portfolio Review

The year ended much the way it began, with confident and strong spending by consumers, low unemployment, low inflation and the U.S. economy with positive momentum. However, the summer's global crisis was more than just a quick interruption as the equity market collapse and stampede to the safety and liquidity of Treasury securities sent financial markets into a tailspin. The Federal Reserve responded to the fear gripping the markets by providing much-needed liquidity, easing the panic in the marketplace and confirming their reputation as the leading central bank worldwide. Following the cut at the end of the third quarter, the Fed lowered short-term interest rates twice more in the fourth quarter for a total reduction of .75 percent, leaving the Fed Funds rate at 4.75 percent.

In particular, the first of the fourth quarter's cuts was a surprise to the markets because it came between Fed meetings and was undoubtedly the principal catalyst for the broad market recovery. Stocks began to rally, Treasury yields rose, and the credit risk-spreads began to narrow. Importantly, corporations once again were able to borrow again in the long-term markets.

Sector performance for the year was led by U.S. governments, which rallied dramatically in the second half of 1998 with the aforementioned "flight to quality" stampede. Mortgage sector returns trailed both governments and corporates as falling interest rates heightened prepayment fears. The high-yield sector was the worst performing sector as investors shunned lower-quality issues and headed to the safety of Treasuries in the second half of the year.

Portfolio Outlook

We expect that U.S. economic growth will slow in 1999 versus 1998 as consumer spending moderates given an anticipated slower rate of job gains, slower income growth, and a negative personal savings rate. We also expect declining profits growth to retard capital spending. These factors, together with a Federal budget surplus, support our case for slowing overall growth.

With slower economic growth, low (1-2 percent Consumer Price Index) inflation, a Federal budget surplus, and some additional easing by the Federal Reserve, we see a generally positive backdrop for the bond market. We note, however, yields for Treasury securities have already declined substantially over the course of 1998 and may already incorporate a large part of our positive outlook at current levels. We expect some modest decline in Treasury yields but nothing substantial.

We judge the "flight to quality" trades that were established during the market turmoil of the past few months have not all been "unwound," and that Treasuries should be underweighted in the portfolio versus corporates and mortgages.

In the Short-Term Fund, the holdings remain concentrated in government agency securities due to the size of the fund. Unlike commercial paper, agency discount notes can be purchased in small lots without materially compromising liquidity and transaction costs while providing attractive incremental yield over comparable maturity Treasury bills. The average holding in the fund currently matures in 37 days. We expect the domestic economy to slow in the coming months as consumer spending, which propelled growth last year, is likely to slow from its robust pace. We will maintain our current maturity stance in this environment, and we continue to favor agency securities for their yield and liquidity.

Respectfully,
Wellington Management Company, LLP


/s/ Robert D. Payne

Robert D. Payne, CFA
Senior Vice President
Bond Portfolio Manager

                                                       1600 Market Street
                                                       27th Floor
                                                       Philadelphia, PA 19103
                                                       phone 215-561-6000
                                                       215-585-7900
                                                       www.blackrock.com


SMALL CAP GROWTH FUND
December 31, 1998


Performance

U.S. equities were characterized by extreme volatility during 1998, and investors responded with a sharp preference for larger, more liquid companies. The Horace Mann Small Cap Growth Fund gained 5.81 percent during the year while its benchmark, the Russell 2000 Growth Index, gained 1.23 percent. The fund's outperformance relative to the benchmark was due to our stock selection process focusing on companies with dynamic earnings growth and strong relative price momentum.

Portfolio Review

1998 was a fairly tumultuous year for the small cap investor. Technology and consumer stocks were the strongest performers during the first half of the year, boosted by strong demand, low interest rates and low unemployment. Small growth companies lagged somewhat throughout the period, due both to the low exposure to financial stocks which performed extremely well in the low interest rate environment and investor preference for liquidity and stability in earnings.

Small cap growth stocks were the hardest hit during the market's sharp declines of the third quarter. Investors' preference for larger, more liquid companies with stable earnings became even more pronounced. Investor sentiment improved during the last three months of the year, boosted by Federal Reserve rate cuts and evidence of economic resilience. Initially value stocks led the recovery, but interest quickly shifted to traditional growth companies. The Russell 2000 Growth Index gained 23.64 percent, behind the 26.74 percent return of the Russell 1000 Growth Index and this represented a substantial rebound following a decline of more than 20 percent during the third quarter.

The fund's strategy during the first half of the year called for significant overweights in technology, health, industrial and consumer services and retail trade stocks where we have found above average rates of earning growth and relative price strength. Toward the end of the year, the allocation to technology services stocks was reduced while electronic technology and Internet-related companies were selectively added.

Portfolio Outlook

Looking forward, we are cautiously optimistic about the small cap growth market. The relative valuations remain compelling. The price/earnings ratio of the Russell 2000 Growth Index hit a historic low relative to that of the S&P 500 Index during the year and remains significantly below the mean. With the sales and earnings growth figures of large cap companies expected to moderate in the upcoming year, we believe small cap companies will become more attractive to investors.

Respectfully,
BlackRock Financial Management, Inc.


/s/ William J. Wykle

William J. Wykle
Managing Director
Senior Portfolio Manager

                                             Scudder Kemper Investments


                                             Scudder Kemper Investments, Inc.
                                             345 Park Avenue
                                             New York, NY 10154-0010
                                             212 326 6200 telephone


INTERNATIONAL EQUITY FUND
December 31, 1998

Performance

The International Equity Fund returned 19.0 percent for the 12 months of 1998. We performed well relative to our peers, beating the 13.0 percent return averaged by all International Funds as calculated by Lipper Analytical Services.

Market Review

While the past year turned in the strongest performance from international markets since 1993, it also marked a period of heightened volatility and uncertainty. Global market psychology seesawed from extreme confidence and complacency to total risk aversion and fear, and then back again. During the first half of the year the European markets climbed steadily higher, repeatedly setting new records on the basis of lower interest rates, economic acceleration, merger activity and optimism towards the European Monetary Union. In late July all this ground to an abrupt halt. The problems initially emanating from emerging Asia had spread to a debt default in Russia, shaking banking institutions in the developed world, destabilizing Brazilian finances, and nearly collapsing a U.S. hedge fund. The global financial markets corrected savagely downward in response.

Then just as suddenly, the start of the fourth quarter marked a sharp rebound in the global markets. Largely in response to a concerted drop in interest rates around the world, led by the Fed, confidence quickly returned to the financial markets. All the problems that so frightened investors in August and September were now perceived as well-contained. Funds flowed back into the equity markets, and prices and valuations rebounded to their pre-correction highs. Throughout all this activity in the rest of the world, the Japanese market continued to grind downwards in fits and starts. Rising bond yields and the surging yen towards the latter part of the year were further evidence of the failure of government efforts to pull the country out of its economic disarray.

Performance Review

Over the course of the past year, your portfolio's performance was driven largely by its holdings in Europe, which represented on average about three quarters of the overall assets. Stock and sector selection were key. The telecommunications sector in particular offered astronomical returns. We had an overweight position, with portfolio holdings like Olivetti up 487 percent, Nokia up 220 percent, Orange up 165 percent, Mannesmann up 110 percent, and France Telecom up 103 percent in local currencies. The insurance sector was also quite strong. Large holdings like Aegon rose 155 percent, Axa 74 percent, and Skandia 66 percent. Detracting from these gains were weak sector holdings like energy and commodity metals, where valuations are compelling and the macro backdrop is near its worst. Also unhelpful were our holdings in Japan and the emerging markets. The Japanese market in aggregate had only a strong yen to speak for it, while our holdings in Hong Kong were basically flat on the year. Emerging Asia and Latin America were better unheld.

In the fourth quarter our positions in Europe continued to contribute heavily to the strong absolute returns, but we didn't keep pace with the dramatic rise in the markets overall. We had been light on the financials since their late summer collapse, and this was the sector that rebounded back again most sharply. At the same time, our underexposure to Japanese equities prohibited a full participation in a yen that surged during the quarter. Finally, the devastated smaller markets of emerging Asia staged a spectacular fourth quarter rally. Our participation in the upswing was largely limited to our holdings in Hong Kong.

Portfolio Outlook

As many equity markets are breaking through to new all-time highs against an environment of weak prices and slowing global growth, valuations have increasingly become a challenge. The global liquidity that is driving prices today could once again whipsaw the financial markets in 1999. The deep-seated structural problems that rocked the markets in the summer of 1998 still remain with us not yet solved. The only certainty going forward is volatility and uncertain capital markets are likely to remain with us for awhile. Against this backdrop, our fundamental strategy for your portfolio strategy remains unshaken. Our focus continues to be on those companies that are likely to sustain their profitability, as they benefit from the constructive processes of long-term change underway in the global economies.

Respectfully,
Scudder Kemper Investments, Inc.


/s/ Irene T. Cheng

Irene T. Cheng
Managing Director
Lead Portfolio Manager

                                             SCUDDER KEMPER INVESTMENTS


                                             Scudder Kemper Investments, Inc.
                                             345 Park Avenue
                                             New York, NY 10154-0010
                                             212 326 6200 telephone


SOCIALLY RESPONSIBLE FUND
December 31, 1998


Performance        1998 truly was a "Jekyll and Hyde" year for the U.S. equity market. On the one hand, the S&P 500 Index returned a remarkable 28.6 percent, the fourth consecutive year of returns in excess of 20 percent. On the other hand, it was an extraordinarily difficult period for value-oriented strategies, such as those employed by the Horace Mann
                   Socially Responsible Fund. The strongest returns were limited to a narrow subset of the U.S. market, mostly the largest capitalization growth technology stocks. Unfortunately, these returns did not percolate down to most other stocks in the S&P 500. The lack of market breadth last year is captured by the following statistics: fully 70 percent of the stocks in the S&P 500 underperformed the reported index return, and 40 percent of S&P 500 stocks actually declined for the year.
                   While the market generally did not favor value stocks, the Horace Mann Socially Responsible Fund was able to post a 9.8 percent total return for the year.

Portfolio Review   Other than the headwind of large-cap growth stock dominance, the primary negative influence resulted from our overweight in industrial cyclicals; largely chemical, paper/forest product, and metals stocks. This overweight had been in place since 1997, having been driven by the stocks' recession level valuations. But commodity deflation, in combination with operating (and in a few cases, financial) leverage caused such severe pressure on earnings that even historically low valuations were not able to mitigate the downward movement of stocks such as Imperial Chemical, Witco, and Oregon Steel.
                   One bright spot in the chemical sector was the third quarter announcement that BetzDearborn would be acquired by Hercules, leading to a 20 percent total return for the stock for the ten months of 1998 until acquisition. The paper stocks fared better, largely because of their year-end rally which had each of the fund's paper holdings outperforming the fourth quarter S&P 500 return of 21 percent. This rally was driven by a positive sentiment shift that occurred at the depths of the September market. The global oversupply of pulp had become so severe that U.S. companies began to respond with meaningful closings of capacity in an attempt to stabilize pricing. Further positive news was the surprise announcement in November that International Paper was seeking to acquire
                   Union Camp, which drove the entire sector higher.

                   The greatest source of performance was the fund's overweight in telecommunication stocks, which rose in aggregate 48 percent. Standout performers were BellSouth (+81 percent), Sprint (+64 percent), Alltel (+50 percent), and Frontier (+46 percent). Low relative valuations at the beginning of the year, and the increasing recognition that local telephone companies' earnings were being enhanced by the growth in value-added services catalyzed the outperformance of many of these stocks. Our underweight in the consumer staple sector, as well as specific stock selection, also added value as our value discipline enabled us to avoid the weakness in Coke, Proctor & Gamble, and Gillette. Instead, our portfolio was led by standout performers Avon (+47 percent) and Unilever (+35 percent). The fund also benefited from the fact many of our best performing stocks were top holdings. These included Ford (+87 percent), BellSouth (+81 percent), Sprint (+64 percent), Xerox (+62 percent), American Home Products (+50 percent), Bristol-Myers Squibb (+43 percent), and Chase Manhattan (+33 percent). And finally, the tremendous level of merger and acquisition activity in the U.S. market helped the fund last year. Stocks we held that were acquired during the year (or which are pending final completion) included MidOcean, Mercantile Stores, Firstar, Echlin, BetzDearborn, and Mobil.

Portfolio Outlook  We continue to focus on our relative dividend yield discipline which seeks to identify opportunities in undervalued and misunderstood companies. While this discipline does not add value in every year, it has proven itself over market cycles. We cannot control the normal cyclical shifts between growth and value, but we are confident that adhering to our time-tested stock selection discipline will prove beneficial over time.

                   Respectfully,
                   Scudder Kemper Investments, Inc.

                   /s/ Lori Ensinger

                   Lori Ensinger
                   Senior Vice President
                   Lead Portfolio Manager

                    Annual Report
                    December 31, 1998

                    Horace Mann Mutual Funds
                    Growth Fund
                    Balanced Fund
                    Income Fund
                    Short-Term Investment Fund
                    Small Cap Growth Fund
                    International Equity Fund
                    Socially Responsible Fund

                    Board of Trustees
                    A.L. Gallop
                    Donald G. Heth
                    Richard A. Holt
                    Richard D. Lang
                    Harriet A. Russell
                    George J. Zock

                    Officers of the Funds
                    George J. Zock
                    President and Chairman

                    Ann Caparros
                    Secretary and
                    Ethics Compliance Officer

                    William Kelly
                    Treasurer and Regulatory
                    Compliance Officer

                    Linda L. Sacco
                    Assistant Secretary

                    Roger Fisher
                    Controller

                    Diane M. Barnett
                    Tax Compliance Officer


                    ------------------------------------------------------------
                    Investment Adviser and Manager
                    Horace Mann Investors, Inc.
                    #1 Horace Mann Plaza
                    Springfield, IL 62715

                    Investment Subadvisers
                    Wellington Management Company, LLP
                    75 State Street
                    Boston, MA 02109

                    BlackRock Financial Management, Inc.
                    345 Park Avenue
                    New York, NY 10154-0010

                    Scudder Kemper Investments, Inc.
                    345 Park Avenue
                    New York, NY 10154-0010

                    Custodian
                    State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, MA 02110

HORACE MANN MUTUAL FUNDS                               1998 FUNDS ANNUAL REPORT



Financial Highlights

December 31, 1998

PER SHARE DATA

                                                                            Less Distribution From:
               Net Asset                                   Total Income
Year             Value         Net         Net Realized    (Loss) From        Net            Net
Ended          Beginning    Investment    and Unrealized   Investments     Investment      Realized        Total
12/31          of Period     Income1      Gains (Losses)1  Operations1       Income         Gains      Distributions
GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
1998             $25.66         $0.41          $1.51          $1.92          $0.41          $2.83          $3.24
1997              23.76          0.40           5.09           5.49           0.39           3.20           3.59
1996              21.66          0.43           5.08           5.51           0.40           3.01           3.41
1995              17.64          0.52           5.41           5.93           0.49           1.42           1.91
1994              19.85          0.49          (0.57)         (0.08)          0.45           1.68           2.13

BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
1998             $19.82         $0.73          $0.77          $1.50          $0.74          $1.68          $2.42
1997              18.94          0.65           2.92           3.57           0.62           2.07           2.69
1996              18.00          0.60           2.70           3.30           0.57           1.79           2.36
1995              15.26          0.67           3.46           4.13           0.61           0.78           1.39
1994              16.72          0.62          (0.81)         (0.19)          0.55           0.72           1.27

INCOME FUND5
-------------------------------------------------------------------------------------------------------------------
1998             $13.00         $0.78          $0.27          $1.05          $0.69          $0.12          $0.81
1997              12.69          0.81           0.39           1.20           0.85           0.04           0.89
1996              13.03          0.76          (0.31)          0.45           0.79             --           0.79
1995              12.02          0.80           0.99           1.79           0.78             --           0.78
1994              13.06          0.75          (1.04)         (0.29)          0.75             --           0.75


1 The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.



See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1998 FUNDS ANNUAL REPORT


                         RATIO/SUPPLEMENTAL DATA

                                                                                                           Ratio to Average Net
                                                                                                         Assets Before Waived &
                                                                                                           Reimbursed Expenses
                                                                Ratio of        Ratio of
Year           Net Asset                         Net Assets     Expenses       Net Income    Portfolio                Ratio of
Ended          Value End           Total       End of Period   to Average      to Average    Turnover     Ratio of  Net Investment
12/31          of Period       Return2,3       (in thousands)  Net Assets4     Net Assets      Rate       Expenses      Income
GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
1998             $24.34           7.64%          $670,731         0.51%           1.57%        59.63%         --          --
1997              25.66          23.45            598,502         0.53            1.50         54.56          --          --
1996              23.76          25.28            430,556         0.59            1.79         67.63          --          --
1995              21.66          33.67            297,100         0.63            2.50         64.59          --          --
1994              17.64          (0.35)           202,103         0.69            2.36         69.42          --          --

BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
1998             $18.90           7.68%          $427,920         0.50%           3.60%        63.69%         --          --
1997              19.82          19.04            387,110         0.51            3.12         77.54          --          --
1996              18.94          18.27            300,551         0.56            3.12         72.10          --          --
1995              18.00          27.12            228,193         0.59            3.79         64.80          --          --
1994              15.26          (1.12)           160,815         0.63            3.59        121.82          --          --

INCOME FUND5
------------------------------------------------------------------------------------------------------------------------------
1998             $13.24           8.09%           $13,959         0.88%           5.85%        46.60%         --          --
1997              13.00           9.42              9,658         0.92            6.09         96.80          --          --
1996              12.69           3.50             10,848         0.70            5.88        112.60        0.91%       5.67%
1995              13.03          14.93             10,532         0.62            6.16         74.53        0.88        5.89
1994              12.02          (2.21)             9,259         0.61            5.85        205.35        0.92        5.54



4 Ratios of Expenses to Average Net Assets do not reflect commission credits.

5 Certain expenses for the Income Fund were assumed or waived by Horace Mann
  Investors, Inc. through December 31, 1996.

HORACE MANN MUTUAL FUNDS                               1998 FUNDS ANNUAL REPORT


Financial Highlights (concluded)

December 31, 1998


PER SHARE DATA


                                                                                   Less Distribution From:
                  Net Asset                                       Total Income
Year                Value           Net         Net Realized      (Loss) From        Net           Net
Ended             Beginning      Investment    and Unrealized     Investments     Investment    Realized        Total
12/31             of Period       Income1      Gains (Losses)1    Operations1      Income         Gains     Distributions
SHORT-TERM FUND4
-------------------------------------------------------------------------------------------------------------------------
1998                $ 9.99         $0.49          $ 0.01            $0.50          $0.51         $  --         $ 0.51
1997                 10.03          0.51              --             0.51           0.55            --           0.55
1996                 10.00          0.50           (0.01)            0.49           0.46            --           0.46
1995                 10.08          0.53              --             0.53           0.61            --           0.61
1994                 10.07          0.39              --             0.39           0.38            --           0.38

SMALL CAP
GROWTH FUND5
-------------------------------------------------------------------------------------------------------------------------
1998                $11.70        $(0.07)         $ 0.75            $0.68          $  --         $  --         $   --
1997                 10.00         (0.02)           1.72             1.70             --            --             --

INTERNATIONAL
EQUITY FUND5
-------------------------------------------------------------------------------------------------------------------------
1998                $10.27         $0.11          $ 1.84            $1.95          $0.09         $  --         $ 0.09
1997                 10.00          0.08            0.27             0.35           0.08            --           0.08

SOCIALLY
RESPONSIBLE FUND5
-------------------------------------------------------------------------------------------------------------------------
1998                $12.10         $0.27          $ 0.91            $1.18          $0.17        $ 0.12         $ 0.29
1997                 10.00          0.10            2.20             2.30           0.10          0.10           0.20



1 The "Net Investment Income" per share and the "Net realized and unrealized gains (losses)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations.

2 The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

3 If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.



See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1998 FUNDS ANNUAL REPORT


               RATIO/SUPPLEMENTAL DATA

                                                                                                Ratio to Average Net
                                                                                               Assets Before Waived &
                                                                                                Reimbursed Expenses
                                                          Ratio of     Ratio of
  Year            Net Asset                Net Assets     Expenses    Net Income   Portfolio                Ratio of
  Ended           Value End     Total     End of Period  to Average   to Average   Turnover    Ratio of  Net Investment
  12/31           of Period   Return2,3  (in thousands)  Net Assets   Net Assets     Rate      Expenses      Income
SHORT-TERM FUND5,6
-------------------------------------------------------------------------------------------------------------------------
1998               $ 9.98       4.97%        $1,331        0.69%        4.78%        0.00%       2.59%        2.88%
1997                 9.99       5.09          1,151        0.50         4.98         0.00        2.52         2.96
1996                10.03       5.02          1,229        0.53         4.93         0.00        2.44         3.02
1995                10.00       5.25          1,006        0.84         5.11         0.00        2.35         3.60
1994                10.08       3.89          1,114        0.49         3.78         0.00        2.36         1.91

SMALL CAP
GROWTH FUND5
-------------------------------------------------------------------------------------------------------------------------
1998               $12.38       5.81%       $28,655       1.11%       (0.59)%      168.31%       1.75%       (1.23)%
1997                11.70      17.01 6       16,525       0.78        (0.19)        91.49        1.44        (0.85)

INTERNATIONAL
EQUITY FUND5
-------------------------------------------------------------------------------------------------------------------------
1998               $12.13      18.95%       $10,311       1.03%        0.99%        57.71%       2.06%       (0.04)%
1997                10.27       3.46 6        5,214       0.46         1.29         31.99        1.82        (0.07)

SOCIALLY
RESPONSIBLE FUND5
-------------------------------------------------------------------------------------------------------------------------
1998               $12.99       9.80%       $35,564       0.64%        2.10%        41.63%       1.12%       1.62%
1997                12.10      23.04 6        9,213       0.49         1.65         20.85        1.16        0.98

4 Certain expenses for the Short-Term Fund were assumed or waived by Horace Mann
  Investors, Inc. through December 31, 1998.

5 Certain expenses for the Small Cap Growth, International Equity and Socially
  Responsible funds were assumed and/or waived by Horace Mann Investors since their beginning, March 10, 1997.

6  The returns are not annualized.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


[PIE CHART APPEARS HERE]      Statement of Investments
                              Growth Fund
Cash & Other
Net Assets 1%                 December 31, 1998

Common & Preferred
   Stock 99%                                  Number of      Market
                                                 Shares       (000)
-------------------------------------------------------------------------------
COMMON STOCK
Aerospace/Defense 1.47%
        Northrop Grumman Corp.                   92,000   $ 6,728
        Precision Castparts Corp. (Rts.)         71,500     3,164
--------------------------------------------------------------------------------
                                                            9,892
Automotive 4.02%
        Goodyear Tire & Rubber Co. (The)        306,500    15,459
        General Motors Corp.                    148,000    10,591
        Hertz Corp. - A                          19,600       894
--------------------------------------------------------------------------------
                                                           26,944
Banks/Financial Services 14.57%
        Associates First Capital Corp. - A      434,200    18,399
        CIT Group, Inc. (The) - A               347,800    11,064
        Citigroup, Inc.                         368,262    18,229
        Coast Federal Litigation Trust*          89,400       587
        Federal National Mortgage Association   136,300    10,086
        First Union Corp.                       295,426    17,966
        Heller Financial Inc. - A               138,300     4,063
        National City Corp.                     233,200    16,907
        Washington Mutual, Inc.                  11,785       450
--------------------------------------------------------------------------------
                                                           97,751
Business Services 0.21%
        Foster Wheeler Corp.                    109,000     1,437

Chemicals 1.32%
        IMC Global Inc.                         413,000     8,828

Communication Services 9.45%
        Ameritech Corp.                         151,500     9,601
        AT&T Corp.                              145,400    10,941
        Bell Atlantic Corp.                     324,492    17,198
        GTE Corp.                                85,200     5,538
        MCI WorldCom Inc.*                       79,100     5,675
        SBC Communications Inc.                 269,100    14,430
--------------------------------------------------------------------------------
                                                           63,383
Computer Services/Equipment 5.82%
        Compaq Computer Corp.                   112,600     4,722
        First Data Corp.                        420,700    13,331
        Harris Corp.                            147,700     5,410
        Hewlett-Packard Co.                     227,900    15,568
--------------------------------------------------------------------------------
                                                           39,031
Consumer Products 3.15%
        Corn Products International, Inc.       152,400     4,629
        Flowers Industries, Inc.                359,950     8,616
        Kimberly Clark Corp.                    144,200     7,859
--------------------------------------------------------------------------------
                                                           21,104


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Growth Fund

                              December 31, 1998


                                              Number of     Market
                                                 Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCK
 (continued)
Energy 11.33%
        Amoco Corp.                             175,100   $ 10,572
        Ashland Inc.                            136,600      6,608
        Burlington Resources Inc.                84,800      3,037
        Conoco Inc. - A*                         71,800      1,499
        Equitable Resources, Inc.               217,000      6,320
        National Fuel Gas Co.                    88,300      3,990
        Noble Drilling Corp.*                   152,500      1,973
        Shell Transport & Trading Co. PLC       134,600      5,005
        Texaco Inc.                             196,200     10,374
        Union Pacific Resources Group Inc.      774,900      7,023
        Unocal Corp.                             18,300        534
        USX-Marathon Group                      632,000     19,039
--------------------------------------------------------------------------------
                                                            75,974
Entertainment Products 2.74%
        Brunswick Corp.                         262,400      6,494
        Eastman Kodak Co.                       165,100     11,887
--------------------------------------------------------------------------------
                                                            18,381
Health Care/Pharmaceuticals 15.23%
        American Home Products Corp.            153,200      8,627
        Baxter International Inc.               326,100     20,972
        Columbia/HCA Healthcare Corp.           450,400     11,147
        Healthsouth Corp.*                      287,000      4,431
        Pharmacia & Upjohn Inc.                 333,600     18,890
        Tenet Healthcare Corp.*                 512,600     13,456
        United Healthcare Corp.                 116,000      4,995
        Wellpoint Health Networks, Inc. - A*    225,800     19,645
--------------------------------------------------------------------------------
                                                           102,163
Insurance 4.63%
        Aetna Inc.                               92,500      7,273
        CIGNA Corp.                             145,200     11,226
        Marsh & McLennan Cos. Inc.              121,700      7,112
        NAC Re Corp.                            115,300      5,412
--------------------------------------------------------------------------------
                                                            31,023
Manufacturing (Diversified) 4.48%
        Chart Industries Inc.                   271,200      2,068
        Cooper Industries Inc.                   33,300      1,588
        Deere & Co.                             279,000      9,242
        Eaton Corp.                             101,800      7,196
        Milacron Inc.                           228,200      4,393
        New Holland N.V.                        402,300      5,532
--------------------------------------------------------------------------------
                                                            30,019
Metals & Mining 1.93%
        Aluminum Co. of America                 173,500     12,937



                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Growth Fund

                              December 31, 1998

                                                Number of     Market
                                                  Shares       (000)
-------------------------------------------------------------------------------
COMMON STOCK
(concluded)
Paper & Forest Products 1.74%
        Bowater Inc.                              60,400    $  2,503
        Georgia Pacific Corp. (Timber Group)     287,500       6,846
        Sonoco Products Co.                       43,130       1,278
        Temple-Inland, Inc.                       17,800       1,056
-------------------------------------------------------------------------------
                                                              11,683
Printing/Publishing 0.91%
        Gannett Inc.                              95,000       6,128

Retail/Apparel 2.59%
        May Department Stores Co. (The)          151,900       9,171
        Penney (J.C.) Co., Inc.                  139,600       6,544
        Sports Authority, Inc. (The)*            310,700       1,631
-------------------------------------------------------------------------------
                                                              17,346
Transportation 4.03%
        Canadian National Railway Co.            143,700       7,454
        CSX Corp.                                105,300       4,370
        Delta Air Lines, Inc.                    225,800      11,742
        Ryder Systems, Inc.                      133,800       3,479
-------------------------------------------------------------------------------
                                                              27,045
Utilities 7.29%
        American Electric Power Company, Inc.    127,900       6,019
        Central & South West Corp.               204,000       5,597
        Consolidated Edison Co.                   72,100       3,812
        GPU, Inc.                                308,500      13,632
        New England Electric System              143,500       6,906
        Pinnacle West Capital Corp.              195,800       8,297
        Scana Corp.                              144,400       4,657
-------------------------------------------------------------------------------
                                                              48,920
Waste Services 0.92%
        Waste Management Inc.                    132,500       6,178

-------------------------------------------------------------------------------
Total Common Stock 97.83%                                    656,167
        (Cost $589,680)
================================================================================
PREFERRED STOCK

Printing/Publishing 1.30%
        News Corp. Ltd. (The) (ADR)              353,800       8,734
        (Cost $6,159)

Total Common and Preferred Stock 99.13%                      664,901
        (Cost $595,839)



                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


                              Statement of Investments (concluded)
                              Growth Fund

                              December 31, 1998
                                                   Principal
                                                    Amount        Market
                                                     (000)         (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
Repurchase Agreement
        Lehman Brothers
          4.875%, 01/04/99, (secured
          by $5,360, US Treasury
          Strip, 05/15/21)                        $  5,221      $  5,221
-------------------------------------------------------------------------------
Total Short-Term Investment 0.78%                    5,221         5,221
        (Cost $5,221)
================================================================================
Total Investments 99.91%                                         670,122
        (Cost $601,060)

Cash and Other Assets in
        Excess of Liabilities 0.09%                                  609
-------------------------------------------------------------------------------
Net Assets 100.00%                                              $670,731
================================================================================


* Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.




                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


[PIE CHART APPEARS HERE]      Statement of Investments
                              Balanced Fund
Municipal Bonds  1.7%
                              December 31, 1998
U.S. & Foreign Corporate
Bonds/Notes 18.7%

U.S. & Foreign Government
& Agency
Obligations 18.2%

Common & Preferred
Stock 60.3%

Cash & Other
Net Assets 1.1%

                                                         Number of    Market
                                                          Shares       (000)
-------------------------------------------------------------------------------
COMMON STOCK
Aerospace/Defense 0.87%
        Northrop Grumman Corp.                            35,400     $ 2,589
        Precision Castparts Corp. (Rts.)                  25,400       1,124
-------------------------------------------------------------------------------
                                                                       3,713
Automotive 2.48%
        Goodyear Tire & Rubber Co. (The)                 122,300       6,169
        General Motors Corp.                              57,400       4,108
        Hertz Corp. - A                                    7,600         347
-------------------------------------------------------------------------------
                                                                      10,624
Banks/Financial Services 8.87%
        Associates First Capital Corp.- A                180,400       7,644
        CIT Group, Inc. (The) - A                        125,700       3,999
        Citigroup, Inc.                                  136,997       6,781
        Coast Federal Litigation Trust*                   38,300         251
        Federal National Mortgage Association             56,200       4,159
        First Union Corp.                                120,182       7,309
        Heller Financial Inc. - A                         52,700       1,548
        National City Corp.                               83,700       6,068
        Washington Mutual, Inc.                            5,002         191
-------------------------------------------------------------------------------
                                                                      37,950
Business Services 0.12%
        Foster Wheeler Corp.                              38,600         509

Chemicals 0.91%
        IMC Global Inc.                                  182,300       3,897

Communication Services 5.82%
        American Mobile Satellite Corp. (warrants)            25          --
        Ameritech Corp.                                   59,300       3,758
        AT&T Corp.                                        57,700       4,342
        Bell Atlantic Corp.                              126,948       6,728
        GTE Corp.                                         33,100       2,152
        KMC Telecom Holdings Inc.*                           475          --
        MCI WorldCom Inc.*                                30,100       2,160
        SBC Communications Inc.                          107,200       5,749
-------------------------------------------------------------------------------
                                                                      24,889
Computer Services/Equipment 3.32%
        Compaq Computer Corp.                             43,400       1,820
        First Data Corp.                                 164,400       5,209
        Harris Corp.                                      33,200       1,216
        Hewlett-Packard Co.                               87,400       5,970
-------------------------------------------------------------------------------
                                                                      14,215
Consumer Products 2.00%
        Corn Products International, Inc.                 59,600       1,810
        Flowers Industries, Inc.                         156,400       3,744
        Kimberly Clark Corp.                              55,300       3,014
-------------------------------------------------------------------------------
                                                                       8,568




                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                      Number of    Market
                                                       Shares       (000)
-------------------------------------------------------------------------------
COMMON STOCK
(continued)
Energy 7.12%
        Amoco Corp.                                    67,500      $ 4,075
        Ashland Inc.                                   58,000        2,806
        Burlington Resources Inc.                      32,600        1,167
        Conoco Inc. - A*                               27,600          576
        Equitable Resources, Inc.                      87,900        2,560
        National Fuel Gas Co.                          33,500        1,514
        Noble Drilling Corp.*                         108,100        1,398
        Shell Transport & Trading Co. PLC              50,900        1,893
        Texaco Inc.                                    81,000        4,283
        Union Pacific Resources Group Inc.            298,800        2,708
        Unocal Corp.                                    7,000          204
        USX-Marathon Group                            242,200        7,296
-------------------------------------------------------------------------------
                                                                    30,480
Entertainment Products 1.40%
        Brunswick Corp.                               105,000        2,599
        Eastman Kodak Co.                              47,000        3,384
-------------------------------------------------------------------------------
                                                                     5,983
Health Care/Pharmaceuticals 9.10%
        American Home Products Corp.                   58,600        3,300
        Baxter International Inc.                     125,600        8,078
        Columbia/HCA Healthcare Corp.                 169,000        4,183
        Healthsouth Corp.*                            159,200        2,458
        Pharmacia & Upjohn Inc.                       125,100        7,084
        Tenet Healthcare Corp.*                       192,700        5,058
        United Healthecare Corp.                       43,600        1,878
        Wellpoint Health Networks, Inc. - A*           79,400        6,908
-------------------------------------------------------------------------------
                                                                    38,947
Insurance 2.71%
        Aetna Inc.                                     39,800        3,129
        CIGNA Corp.                                    42,600        3,294
        Marsh & McLennan Cos. Inc.                     47,200        2,758
        NAC Re Corp.                                   51,200        2,403
-------------------------------------------------------------------------------
                                                                    11,584
Manufacturing (Diversified) 2.82%
        Chart Industries Inc.                         117,900          899
        Cooper Industries Inc.                         16,300          777
        Deere & Co.                                   110,500        3,660
        Eaton Corp.                                    40,500        2,863
        Milacron Inc.                                  84,400        1,625
        New Holland NV                                163,300        2,245
-------------------------------------------------------------------------------
                                                                    12,069
Metals & Mining 1.16%
        Aluminum Co. of America                        66,600        4,966




                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                     Number of   Market
                                                      Shares      (000)
-------------------------------------------------------------------------------
COMMON STOCK
(concluded)
Paper & Forest Products  1.16%
        Bowater Inc.                                  32,100     $  1,330
        Georgia-Pacific Corp. (Timber Group)         112,500        2,679
        Sonoco Products Co.                           17,900          530
        Temple-Inland, Inc.                            7,000          415
-------------------------------------------------------------------------------
                                                                    4,954
Printing/Publishing 0.54%
        Gannett Inc.                                  35,600        2,296

Retail/Apparel 1.69%
        May Department Stores Co. (The)               65,300        3,942
        Penney (J.C.) Co., Inc.                       56,200        2,634
        Sports Authority, Inc. (The)*                128,000          672
-------------------------------------------------------------------------------
                                                                    7,248
Transportation 2.54%
        Canadian National Railway Co.                 58,400        3,029
        CSX Corp.                                     42,100        1,747
        Delta Air Lines, Inc.                         87,600        4,555
        Ryder Systems, Inc.                           59,800        1,555
-------------------------------------------------------------------------------
                                                                   10,886
Utilities 4.37%
        American Electric Power Company, Inc.         38,400        1,807
        Central & South West Corp.                    89,000        2,442
        Consolidated Edison Co.                       30,100        1,592
        GPU, Inc.                                    117,500        5,192
        New England Electric System                   62,600        3,013
        Pinnacle West Capital Corp.                   68,200        2,890
        Scana Corp.                                   54,600        1,761
-------------------------------------------------------------------------------
                                                                   18,697
Waste Services 0.56%
        Waste Management Inc.                         51,300        2,392

Total Common Stock 59.56%                                         254,867
        (Cost $228,062)

================================================================================

PREFERRED STOCK
Printing/Publishing 0.75%
        News Corp. Ltd. (The) ADR                    129,700        3,202

Telecommunications 0.00%
        Viatel Inc.                                       66           --
-------------------------------------------------------------------------------
Total Preferred Stock 0.75%                                         3,202
        (Cost $2,170)
-------------------------------------------------------------------------------
Total Common and Preferred Stock 60.31%                           258,069
        (Cost $230,232)
================================================================================




                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                    Principal
                                                      Amount        Market
                                                      (000)         (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
Treasury Bonds/Notes
        10.375%, 11/15/09                            $ 5,000       $ 6,386
        10.375%, 11/15/12                              1,500         2,070
        12.00%, 08/15/13                              10,000        15,267

Federal National Mortgage Association
        6.42%, 02/27/08                                1,500         1,512
        6.50%, 04/25/08                                1,800         1,822
        6.60%, 05/01/08                                1,500         1,523
        6.46%, 06/26/08                                1,000         1,012
        6.36%, 08/14/08                                1,215         1,226

Federal Home Loan Mortgage Corporation
        (Mortgage Backed Securities)
        9.50%, 08/01/01                                    3             4
        9.50%, 09/01/01                                    3             3
        9.50%, 10/01/01                                   13            13
        9.25%, 11/01/02                                   21            21
        8.25%, 10/01/07                                   45            47
        8.25%, 11/01/07                                   44            48
        8.75%, 05/01/08                                   52            54
        8.50%, 08/01/08                                   36            37
        9.00%, 09/01/08                                   48            51
        8.00%, 09/01/09                                   39            40
        8.00%, 04/01/10                                   50            52
        7.00%, 09/01/10                                   15            16
        7.00%, 10/01/10                                   91            94
        7.00%, 12/01/10                                   85            87
        7.00%, 01/01/11                                1,680         1,721
        7.00%, 02/01/11                                2,358         2,409
        6.50%, 03/01/11                                3,418         3,472
        7.00%, 03/01/11                                3,817         3,899
        7.00%, 04/01/11                                1,316         1,344
        7.00%, 07/01/11                                  986         1,007
        6.00%, 08/01/12                                   91            91
        6.00%, 09/01/12                                   75            75
        6.00%, 01/01/13                                   35            35
        6.00%, 02/01/13                                  842           845
        6.00%, 06/01/13                                  126           126
        6.00%, 10/01/13                                  841           843
        6.00%, 11/01/13                                  971           974
        6.50%, 10/01/18                                1,123         1,143

Federal National Mortgage Association
        (Mortgage Backed Securities)
        6.85%, 10/01/07                                1,702         1,827
        6.62%, 12/01/07                                  406           425
        6.50%, 01/01/08                                  124           127
        6.51%, 01/01/08                                   86            89
        6.44%, 01/01/08                                  594           624
        6.58%, 01/01/08                                  104           109
        6.62%, 01/01/08                                   60            63



                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                             Principal
                                                              Amount      Market
                                                               (000)      (000)
--------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
  (continued)
Federal National Mortgage Association
        (Mortgage Backed Securities)
        6.47%, 02/01/08                                      $  446       $  469
        6.42%, 06/01/08                                         298          309
        6.34%, 06/01/08                                         239          247
        6.23%, 07/01/08                                         199          204
        6.25%, 07/01/08                                         996        1,034
        6.265%, 06/01/08                                        199          207
        6.21%, 08/01/08                                         970        1,004
        5.845%, 01/01/09                                        405          407
        5.98%, 01/01/09                                         339          343
        6.31%, 07/01/08                                         139          144
        8.75%, 02/01/10                                         253          265
        10.25%, 07/01/13                                          7            8
        6.50%, 02/01/14                                         774          783
        8.00%, 08/01/14                                         930          966
        8.50%, 09/01/14                                         443          466
        8.50%, 01/01/15                                         237          249
        8.50%, 03/01/15                                         334          350
        6.50%, 08/01/15                                         425          430
        6.50%, 03/01/18                                         831          840
        6.50%, 04/01/18                                         713          725
        6.50%, 05/01/18                                         837          851
        6.00%, 06/01/18                                       1,955        1,953
        7.50%, 10/01/22                                         656          674
        7.50%, 07/01/23                                         242          249

Government National Mortgage Association
        (Mortgage Backed Securities)
        11.00%, 12/15/00                                         13           13
        9.50%, 08/20/01                                          18           17
        9.50%, 10/20/01                                          21           22
        9.50%, 07/20/02                                          30           31
        9.50%, 12/20/02                                          23           24
        9.50%, 01/20/03                                          17           18
        9.50%, 02/20/03                                          22           22
        9.50%, 05/20/03                                          39           41
        9.50%, 08/20/03                                          27           28
        9.50%, 09/20/03                                          54           57
        9.50%, 11/20/03                                          23           24
        9.50%, 09/20/04                                          13           14
        8.25%, 05/15/06                                          86           90
        8.50%, 01/15/20                                          28           30
        8.50%, 02/15/21                                         125          133
        8.50%, 06/15/21                                          93           99
        8.50%, 08/15/21                                          14           15
        8.00%, 05/20/22                                         309          322
        8.50%, 04/15/23                                         165          175
        7.50%, 12/15/23                                       3,773        3,890




                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                       Principal
                                                        Amount        Market
                                                         (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
     (concluded)
Collateralized Mortgage Obligation
(Planned Amortization Class) (Note 3)
        GE Cap Mortgage Services Inc.
          6.00%, 04/25/09                              $ 1,000       $   989
        FNMA 1993-182 Class H
          5.00%, 09/25/23                                1,709         1,654
        FNMA 1994-19 Class B
          5.00%, 01/25/24                                1,538         1,490

Foreign (U.S. dollar denominated)
        Canada Government
          7.50%, 03/01/01                                2,150         1,483
        SCL Term Aereo Santiago
          6.95%, 07/01/12                                1,500         1,499
--------------------------------------------------------------------------------
Total U.S. and Foreign Government and
  Agency Obligations 18.23%                             68,972        77,990
        (Cost $75,840)
--------------------------------------------------------------------------------
MUNICIPAL BONDS
        California Hsg Fin Agy Rev
          8.16%, 02/01/28                                1,120         1,233
        Denver CO City & County Sch Dist
          6.79%, 12/15/08                                  930         1,003
        Horry Cnty SC Arpt Rev
          7.38%, 07/01/12                                1,450         1,595
        Ohio State Taxable Dev Assistance
          7.60%, 10/01/16                                1,250         1,393
        Oxnard CA Un High Sch Dist
          7.78%, 08/01/17                                1,000         1,074
        San Bernardino County
          7.09%, 08/01/11                                1,000         1,112
--------------------------------------------------------------------------------
Total Municipal Bonds 1.73%                              6,750         7,410
       (Cost $7,046)

--------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
        Advanced Micro Devices Inc.
          11.00%, 08/01/03                                 435           461
        Abraxas Petroleum Corp.
          11.50%, 11/01/04                                 200           152
        Accuride Corp.
          9.25%, 02/01/08                                  300           300
        Adelphia Communications Corp.
          8.375%, 02/01/08                                 150           155
        AK Steel Corp.
          9.125%, 12/15/06                                 250           262
        Akzo Nobel Inc.**
          6.00%, 11/15/03                                1,430         1,420
        Allbritton Communication Co.
          9.75%, 11/30/07                                  200           212



                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                       Principal
                                                         Amount   Market
                                                         (000)    (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
Allbritton Communication Co.
  8.875%, 02/01/08                                       $  325   $  328
Allied Waste**
  7.625%, 01/01/06                                          145      147
AMC Entertainment Inc.
  9.50%, 03/15/09                                           200      204
American Pad & Paper Co.
  13.00%, 11/15/05                                          315      181
American Standard Inc.
  7.625%, 02/15/10                                           70       70
Ameristeel Corp.
  8.75%, 04/15/08                                           125      120
Amphenol Corp.
  9.875%, 05/15/07                                          250      255
AMR Corp.
  9.00%, 09/15/16                                         1,550    1,768
Amresco Inc.
  9.875%, 06/17/29                                          300      210
AMSC Acquisition Inc.
  12.25%, 03/31/08                                           75       46
ARCO Chemical Co.
  9.80%, 02/01/20                                           170      171
Argo-Tech Corp.
  8.625%, 10/01/07                                          250      237
Argosy Gaming Co.
  13.25%, 06/01/04                                          390      437
Armco Inc.
  9.00%, 09/15/07                                           215      217
Armco Inc.
  8.875%, 12/01/08                                          100      101
Associates Corp. North America
  7.95%, 02/15/10                                         1,500    1,758
Aurora Foods Inc.
  9.875%, 02/15/07                                          100      109
Aurora Foods Inc.
  8.75%, 07/01/08                                           100      104
Banponce Corp.
  6.75%, 12/15/05                                         1,760    1,748
Bayou Steel Corp.
  9.50%, 05/15/08                                           335      315
Beckman Industries Inc.
  7.45%, 03/04/08                                         1,500    1,505
Big Flower Press Holding Inc.**
  8.875%, 07/01/07                                           50       51
Big Flower Press Holding Inc.
  8.625%, 12/01/08                                           85       86
Boise Cascade Office Products Co.
  7.05%, 05/15/05                                         1,650    1,549
BTI Telecom Corp.
  10.50%, 09/15/07                                          400      302
Buckeye Cellulose Corp.
  8.50%, 12/15/05                                           150      152


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                                        Principal
                                                         Amount       Market
                                                         (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
        Capstar Hotel Co.
          8.75%, 08/15/07                                $  200       $  196
        Century Communications Corp.
          8.875%, 01/15/07                                   65           72
        Century Communications Corp.
          0.00%, 01/15/08                                   800          410
        Chancellor Media Corp.
          9.375%, 10/01/04                                  170          178
        Chevy Chase Bank F.S.B.
          9.25%, 12/01/08                                   150          150
        Classic Cable Inc.**
          9.875%, 08/01/08                                  175          182
        Collins & Aikman Products Co.
          11.50%, 04/15/06                                   50           52
        Columbia/HCA Healthcare Corp.
          7.25%, 05/20/08                                   175          168
        Comcast Corp.
          9.375%, 05/15/05                                  100          107
        Computer Association Int'l Inc.
          6.50%, 04/15/08                                 2,000        1,973
        Concentric Network Corp.
          12.75%, 12/15/07                                  200          204
        Conseco Inc.
          6.80%, 06/15/05                                 1,600        1,468
        Container Corp. of America
          9.75%, 04/01/03                                   170          173
        Container Corp. of America
          10.75%, 05/01/02                                   80           83
        Contifinancial Corp.
          8.125%, 04/01/08                                  350          245
        Costilla Energy Inc.
          10.25%, 10/01/06                                  350          245
        Cross Timbers Oil Co.
          9.25%, 04/01/07                                   300          277
        CSC Holdings Inc.
          9.25%, 11/01/05                                   150          161
        CSC Holdings Inc.
          8.125%, 08/15/09                                  100          107
        Dailey International Inc.
          9.50%, 02/15/08                                   450          207
        Decision Holdings Corp.
          9.75%, 08/01/07                                   200           92
        Del Monte Foods Co.+
          0.00%, 12/15/07                                   250          171
        Delta Air Lines Inc.
          10.125%, 05/15/10                                 886        1,108
        Delta Air Lines Inc.
          9.75%, 05/15/21                                   250          309
        Dime Capital Trust
          9.33%, 05/06/27                                 1,500        1,620
        Duane Reade Inc.
          9.25%, 12/15/08                                   575          592


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Balanced Fund

                              December 31, 1998

                                               Principal
                                                 Amount       Market
                                                 (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
        e. spire Communications Inc.+
          0.00%, 04/01/06                           250       $  150
        e. spire Communications Inc.+
          0.00%, 07/01/08                           400          156
        EchoStar DBS Corp.
          12.50%, 07/01/02                          175          201
        Echostar Satellite Broadcast Corp.+
          0.00%, 03/15/04                           250          249
        Energy Corp of America
          9.50%, 05/15/07                           300          280
        Engle Homes Inc.
          9.25%, 02/01/08                           285          285
        Fairchild Semiconductor Corp.
          10.125%, 03/15/07                         250          250
        Falcon Building Products Inc.+
          0.00%, 06/15/07                           300          172
        Falcon Building Products Inc.
          9.50%, 06/15/07                           150          131
        Falcon Holdings Group LP+
          0.00%, 04/15/10                           255          175
        Falcon Holdings Group LP
          8.375%, 04/15/10                          250          251
        Farmers Ins. Exch.**
          8.625%, 05/01/24                        1,500        1,789
        Federal-Mogul Co.
          8.80%, 04/15/07                           200          214
        First Republic Bank
          7.75%, 09/15/12                         1,500        1,468
        Fisher Scientific Int'l Inc.
          9.00%, 02/01/08                           250          247
        Fitzgeralds Gaming Corp.
          12.25%, 12/15/04                          110           59
        Fonda Group Inc.
          9.50%, 03/01/07                           250          214
        Frontiervision Holding LP+
          0.00%, 09/15/07                           225          188
        Galey & Lord Inc.
          9.125%, 03/01/08                          200          174
        Gaylord Container Corp.
          9.375%, 06/15/07                          300          255
        GCI Inc.
          9.75%, 08/01/07                           550          544
        Globalstar Capital Corp.
          10.75%, 11/01/04                          350          252
        Granite Broadcasting Corp.
          10.375%, 05/15/05                         150          151
        Granite Boradcasting Corp.
          8.875%, 05/15/08                          300          285
        Grove Worldwide LLC
          9.25%, 05/01/08                           160          144
        GST Networks FDG Inc.+
          0.00%, 05/01/08                           250          110
        GST Telecommunications Inc.**
          12.75%, 11/15/07                           60           56


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

Balanced Fund

December 31, 1998

                                                   Principal
                                                    Amount        Market
                                                     (000)         (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
Hammon, John Q Hotels
  8.875%, 02/15/04                              $      250    $      233
Hayes Wheels Int'l Inc.
  9.125%, 07/15/07                                     150           157
Hyperion Telecommunications Inc.
  12.25%, 09/01/04                                     200           202
ICI Wilmington Inc.
  6.75%, 09/15/02                                    1,500         1,510
Intermedia Communications Inc.
  8.875%, 11/01/07                                     200           193
Intermedia Communications Inc.
  8.50%, 01/15/08                                      350           332
Intermedia Communications Inc.
  8.60%, 06/01/08                                      150           143
International Wire Group Inc.
  11.75%, 06/01/05                                     100           105
Interpool Inc.
  7.35%, 08/01/07                                    1,800         1,714
Iridium Cap Corp.
  11.25%, 07/15/05                                     350           299
Iron Mountain Inc.
  8.75%, 09/30/09                                      215           221
ITC Deltacom Inc.
  8.875%, 03/01/08                                     270           263
ITC Deltacom Inc.**
  9.75%, 11/15/08                                       45            47
IXC Communications Inc.
  9.00%, 04/15/08                                      275           276
Jacor Communications Co.
  9.75%, 12/15/06                                      250           276
JCAC Inc.
  10.125%, 06/15/06                                    100           111
Johnstown America Inds. Inc.
  11.75%, 08/15/05                                     235           248
K & F Industries Inc.
  9.25%, 10/15/07                                      425           429
Kaufman & Broad Home Corp.
  9.625%, 11/15/06                                     250           260
Key Plastics Inc.
  10.25%, 03/15/07                                      85            79
KMC Telecom Holdings Inc.**+
  0.00%, 02/15/08                                      475           228
K N Energy Inc.
  6.65%, 03/01/05                                    1,500         1,516
L-3 Communications Corp.
  8.50%, 05/15/08                                       50            51
L-3 Communications Corp.**
  8.00%, 08/01/08                                       90            90
Laroche Industries Inc.
  9.50%, 09/15/07                                      150           120
LDM Technologies Inc.
  10.75%, 01/15/07                                     210           204


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

                              Balanced Fund

                              December 31, 1998

                                                      Principal
                                                        Amount       Market
                                                        (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
        Level 3 Comm Inc.
          9.125%, 05/01/08                              $  455       $  451
        Liberty Financial Cos. Inc.
          6.75%, 11/15/08                                1,205        1,240
        Lin Holdings Corp.+
          0.00%, 03/01/08                                  650          455
        Loews Ciniplex Entertainment Corp.
          8.875%, 08/01/08                                 230          237
        Lumberman's Mutual Casualty Co.**
          9.15%, 07/01/26                                2,000        2,337
        Mark IV Inds. Inc.
          7.75%, 02/01/08                                  150          149
        Mastec Inc.
          7.75%, 02/01/08                                  100           97
        McLeodUSA Inc.
          9.25%, 07/15/07                                   50           52
        McLeodUSA Inc.
          8.375%, 03/15/08                                 100          100
        MGC Communications Inc.
          13.00%, 10/01/04                                 100           67
        MJD Communications Inc.
          9.50%, 05/01/08                                  150          148
        Moog Inc.
          10.00%, 05/01/16                                 120          123
        Morgan Stanley Group Inc.
          8.33%, 01/15/07                                1,500        1,727
        MTL Inc.**
          10.00%, 06/15/06                                 200          194
        Muzak LP/Muzak Capital
          10.00%, 10/01/03                                 115          119
        Nash Finch Corp.
          8.50%, 05/01/08                                  150          142
        Neenah Corp.**
          11.125%, 05/01/07                                220          226
        Newfield Exploration Co.
          7.45%, 10/15/07                                1,550        1,510
        News America Holdings Inc.
          8.00%, 10/17/16                                2,000        2,203
        Nextel Communications Inc.
          0.00%, 10/31/07                                1,100          671
        NEXTLINK Communications Inc.
          9.45%, 04/15/08                                  615          354
        Nortek Inc.
          9.125%, 09/01/07                                 250          258
        Nortek Inc.**
          8.875, 08/01/08                                   55           56
        NRG Energy Inc.
          7.50%, 06/15/07                                1,550        1,633
        Numatics Inc.
          9.625%, 04/01/08                                 200          187
        Olympic Financial LTD
          11.50%, 03/15/07                                 100           76
        Olympic Financial LTD (Wt.)
          11.50%, 03/15/07                                 100           74



                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

                              Balanced Fund

                              December 31, 1998

                                                         Principal
                                                          Amount       Market
                                                          (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
        Owens & Minor Inc.
          10.875%, 06/01/06                               $  415       $  445
        Paging Network Inc.
          10.125%, 08/01/07                                  250          240
        Pierce Leahy Corp.
          9.125%, 07/15/07                                   250          263
        Pioneer Americas Acquisition Corp.
          9.25%, 06/15/07                                    200          160
        Plains Resources Inc.
          10.25%, 03/15/06                                   300          300
        P & L Coal Holdings Corp.
          9.625%, 05/15/08                                   650          657
        PP & L Capital Funding Inc.
          6.79%, 11/22/04                                  1,510        1,523
        Price Communications Wireless Inc.**
          9.125%, 12/15/06                                   150          151
        Pride Petroleum Services Inc.
          9.375%, 05/01/07                                   100           91
        PSINet Inc.
          10.00%, 02/15/05                                   400          396
        PSINet Inc.**
          11.50%, 11/01/08                                   125          131
        Purina Mills Inc.
          9.00%, 03/15/10                                     45           46
        Qwest Communications Int'l Inc.**
          7.50%, 11/01/08                                    165          170
        Republic NY Corp.
          9.30%, 06/01/21                                  1,700        2,259
        Resource America Inc.
          12.00%, 08/01/04                                   120          103
        Revlon Consumer Products Corp.
          8.625%, 02/01/08                                    50           46
        Revlon Worldwide Parent
          0.00%, 03/15/01                                    435          250
        Rifkin ACQ Partners LP
          11.125%, 01/15/06                                   50           55
        Scotsman Group Inc.
          8.625%, 12/15/07                                   110          113
        Silgan Corp.
          9.00%, 06/01/09                                    300          304
        Sovereign Specialty Chemicals
          9.50%, 08/01/07                                    350          348
        Sprint Captial Corp.
          5.70%, 11/15/03                                    935          935
        Standard PAC Corp.
          8.50%, 06/15/07                                    450          457
        Staples Inc.
          7.125%, 08/15/07                                 1,000        1,014
        Stater Brothers Holdings Inc.
          9.00%, 07/01/04                                     55           53
        Station Casinos Inc.**
          8.875%, 12/01/08                                   300          305
        Sullivan Graphics Inc.
          12.75%, 08/01/05                                   295          299
        TCI Communications Inc.
          8.00%, 08/01/05                                  1,000        1,126



                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

                              Balanced Fund

                              December 31, 1998

                                                        Principal
                                                         Amount       Market
                                                         (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (continued)
        Telecommunications Tech. Co.
          9.75%, 05/15/08                                $  280       $  276
        Terra Industries
          10.50%, 06/15/05                                  150          154
        Tesoro Petroleum Corp.
          9.00%, 07/01/08                                   275          267
        Texas Petrochemicals Corp.
          11.125%, 07/01/06                                 100           98
        Time Warner Telecom LLC
          9.75%, 07/15/08                                   250          262
        Toll Corp.
          7.75%, 09/15/07                                   100          100
        Toyota Motor Credit Corp.
          5.625%, 11/13/03                                  750          754
        Trico Marine Services Inc.
          8.50%, 08/01/05                                   125          108
        Tricon Global Restraurants Inc.
          7.65%, 05/15/08                                   150          157
        True Temper Sports Inc.**
          10.875%, 12/01/08                                 215          214
        Tuboscope Vetco Int'l Inc.
          7.50%, 02/15/08                                   250          230
        UNICCO Services Corp.
          9.875%, 10/15/07                                  250          241
        Unisys Corp.
          11.75%, 10/15/04                                  100          116
        United Air Lines Inc.
          10.67%, 05/01/04                                  672          795
        United Air Lines Inc.
          9.125%, 01/15/12                                  843          990
        Universal Hospital Services
          10.25%, 03/01/08                                  150          129
        USA Networks Inc.**
          6.75%, 11/15/05                                 1,500        1,506
        Verio Inc.
          10.375%, 04/01/05                                 250          244
        Verio Inc.**
          11.25%, 12/01/08                                  150          151
        Viatel Inc.**
          11.25%, 04/15/08                                  131          134
        Weirton Steel Corp.
          11.375%, 07/01/04                                 265          236
        WESCO Distribution Inc.
          9.125%, 06/01/08                                  350          350
        Western Financial BK-FSB
          8.875%, 08/01/07                                  385          277
        World Color Press Inc.**
          8.375%, 11/15/08                                  175          175


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


                              Statement of Investments (concluded)
                              Balanced Fund

                              December 31, 1998

                                                   Principal
                                                    Amount      Market
                                                    (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN CORPORATE
BONDS/NOTES
    (concluded)
Asset Backed
        AESOP Funding II LLC**
          6.14%, 05/20/06                         $    825    $    825
        Banc One Auto Grantor Trust 96-B A
          6.55%, 02/15/03                              256         258
        Ford Credit Grantor Trust 95-B A
          5.90%, 10/15/00                              291         291
        IBM Credit Trust 93-1 A
          4.55%, 11/15/00                               41          41
-------------------------------------------------------------------------------
Total U.S. and Foreign Corporate
Bonds/Notes 18.68%                                  82,770      79,945
        (Cost $80,479)

================================================================================
SHORT-TERM
INVESTMENT
Repurchase Agreement
        Lehman Brothers
          4.875%, 01/04/99, (secured by
          $1,578, US Treasury Strip, 08/15/21)       1,547       1,547
-------------------------------------------------------------------------------

Total Short-Term Investment 0.36%                    1,547       1,547
        (Cost $1,547)
-------------------------------------------------------------------------------

Total Investments 99.31%                                       424,961
        (Cost $395,144)

Cash and Other Assets in
        Excess of Liabilities 0.69%                              2,959
-------------------------------------------------------------------------------

Net Assets 100.00%                                            $427,920
================================================================================

 * Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.

** Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1998 these securities amounted to $10,585,000 or 2.5 percent of net assets.

 + Denotes a step bond: A zero coupon bond that converts to a fixed or variable rate at a future date.





                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


[PIE CHART APPPEARS HERE]     Statement of Investments
                              Income Fund
Municipal Bonds 6.2%
                              December 31,1998
U.S. & Foreign
Corporate
Bonds/Notes 43.9%

U.S. & Foreign Government
& Agency Obligations 47.0%

Cash & Other
Net Assets 2.9%

                                                      Principal
                                                       Amount         Market
                                                       (000)          (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
Treasury Bonds/Notes
        10.375%, 11/15/09                              $  300         $  383
        10.375%, 11/15/12                                 350            483
        12.00%, 08/15/13                                  750          1,145

Federal National Mortgage Association
        6.56%, 02/05/08                                   100            101
        6.50%, 04/25/08                                   100            101
        6.60%, 05/01/08                                   100            103
        6.59%, 05/21/08                                   120            122
        6.29%, 06/20/08                                   100            100
        6.36%, 08/14/08                                   150            151

Federal Home Loan Mortgage Corporation
        (Mortgage Backed Securities)
        9.50%, 03/01/01                                    14             15
        9.50%, 06/01/01                                     7              7
        9.50%, 08/01/01                                     7              7
        9.50%, 10/01/01                                     6              6
        7.00%, 11/01/03                                    26             27
        7.00%, 01/01/11                                   278            284
        7.00%, 03/01/11                                   517            529
        7.00%, 04/01/11                                   545            557
        7.00%, 07/01/11                                    81             83
        8.00%, 12/01/11                                     9              9
        6.00%, 01/01/14                                   136            137
        6.50%, 10/01/18                                   147            149

Federal National Mortgage Association
        (Mortgage Backed Securities)
        6.85%, 10/01/07                                   223            239
        6.44%, 01/01/08                                    89             94
        6.47%, 02/01/08                                    69             73
        6.25%, 07/01/08                                   140            145
        6.21%, 08/01/08                                   139            144
        8.00%, 11/01/09                                     7              7
        8.00%, 10/01/14                                    43             45
        8.00%, 01/01/17                                    89             92
        7.75%, 04/01/17                                   174            181
        6.50%, 04/01/18                                    95             97
        6.50%, 05/01/18                                    93             95
        6.00%, 06/01/18                                    98             98

Government National Mortgage Association
        (Mortgage Backed Securities)
        11.50%, 03/15/10                                    9             10
        12.00%, 03/15/14                                    2              2
        12.00%, 04/15/14                                    1              2
        12.00%, 12/15/14                                   10             12
        12.00%, 03/15/15                                    7              7
        12.00%, 04/15/15                                    3              4
        12.50%, 04/15/15                                    1              1
        12.00%, 06/15/15                                    6              6
        12.00%, 07/15/15                                    2              2
        12.00%, 11/15/15                                   14             16
        9.50%, 08/15/17                                    64             69


                     See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Income Fund

                              December 31, 1998

                                                           Principal
                                                            Amount     Market
                                                            (000)       (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN GOVERNMENT
AND AGENCY OBLIGATIONS
     (continued)
Collateralized Mortgage Obligation
(Planned Amortization Class)(Note 3)
   FHLMC 1737-Class E
        6.00%, 12/15/17                                     $  220     $  221
   FNMA 1993 119-Class H
        6.50%, 07/25/23                                        145        146

Foreign (U.S. dollar denominated)
      Canada Government
        7.50%, 03/01/01                                        150        103
      SCL Term Aereo Santiago
        6.95%, 07/01/12                                        150        150
-------------------------------------------------------------------------------

Total U.S. and Foreign Government and
      Agency Obligations 47.00%                              5,736      6,560
        (Cost $6,393)
--------------------------------------------------------------------------------
MUNICIPAL BONDS
      Baltimore MD Taxable Cons Public Series B
        7.25%, 10/15/17                                        125        130
      California Hsg Fin Agy Rev
        8.16%, 02/01/28                                        125        138
      Horry Cnty SC Arpt Rev
        7.38%, 07/01/12                                        120        132
      Ohio State Taxable Dev Assistance
          7.60%,10/01/16                                       100        111
      Orange Cnty CA Pension Oblg Taxable Ref-A
        7.16%, 09/01/06                                        100        108
      San Bernardino County
        7.09%, 08/01/11                                        100        111
      San Diego Cnty CA Pension Taxable Series A
          6.59%, 08/15/07                                      125        133
--------------------------------------------------------------------------------

Total Municipal Bonds 6.18%                                    795        863
      (Cost $831)
--------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE BONDS/NOTES
      AMR Corp.
        9.00%, 09/15/16                                        126        144
      Associates Corp. North America
          7.95%, 02/15/10                                      110        129
      Banc One Corp.
          9.875%, 03/01/09                                     150        196
      Banponce Corp.
        6.75%, 12/15/05                                        200        199
      Beckman Industries Inc.
        7.45%, 03/04/08                                        100        100
      Boise Cascade Office Products Co.
          7.05%, 05/15/05                                      100         94
      Citicorp
        8.625%, 12/01/02                                       119        131
      Coltec Industries Inc.
        7.50%, 04/15/08                                        100        106



                     See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Income Fund

                              December 31, 1998

                                                       Principal
                                                        Amount        Market
                                                        (000)         (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE BONDS/NOTES
(continued)
 Computer Association Int'l Inc.
   6.50%, 04/15/08                                        $100          $ 99
 Conseco Inc.
   6.80%, 06/15/05                                         130           119
 CSC Holdings Inc.
   7.25%, 07/15/08                                         150           150
 Delta Air Lines Inc.
   9.75%, 05/15/21                                         150           185
 Dime Capital Trust
   9.33%, 05/06/27                                         160           173
 Donaldson Lufkin and Jenrette
   6.90%, 10/01/07                                         130           137
 Du Pont E I De Nemours & Co.
   8.125%, 03/15/04                                        150           170
 Farmers Ins. Exch.**
   8.625%, 05/01/24                                        150           179
 First Union Corp.
   8.125%, 06/24/02                                        150           162
 First Republic Bank
   7.75%, 09/15/12                                         150           147
 General Electric Cap Corp.
   8.70%, 05/21/07                                         100           121
 Heller Financial Inc.
   5.875%, 11/01/00                                        150           150
 ICI Wilmington Inc.
   6.75%, 09/15/02                                         150           151
 Interpool Inc.
   7.35%, 08/01/07                                         150           143
 K N Energy Inc.
   6.65%, 03/01/05                                         100           101
 Lumberman's Mutual Casualty Co.**
   9.15%, 07/01/26                                         200           234
 Morgan Stanley Group Inc.
   6.375%, 08/01/02                                        150           153
 NCNB Corp.
   10.20%, 07/15/15                                        135           185
 Newfield Exploration Co.
   7.45%, 10/15/07                                         150           146
 News America Holdings Inc.
   8.00%, 10/17/16                                         200           220
 NRG Energy Inc.
   7.50%, 06/15/07                                         150           158
 Pitney Bowes Credit Corp.
   8.55%, 09/15/09                                          91           112
 PP & L Capital Funding Inc.
   6.79%, 11/22/04                                         150           151
 Praxair Inc.
   6.75%, 03/01/03                                         150           152
 Quaker Oats Co.
   7.51%, 05/02/05                                         160           174
 Republic NY Corp.
   9.30%, 06/01/21                                         165           219
 Sprint Capital Corp.
   5.70%, 11/15/03                                         100           100



                     See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Income Fund

                              December 31, 1998

                                                       Principal
                                                        Amount         Market
                                                        (000)        (000)
-------------------------------------------------------------------------------
U.S. AND FOREIGN
CORPORATE BONDS/NOTES
(concluded)
      Staples Inc.
        7.125%, 08/15/07                                $  100        $   101
      TCI Communications Inc.
        8.00%, 08/01/05                                    150            169
      Toyota Motor Credit Corp.
        5.625%, 11/13/03                                    75             75
      Transamerica Financial Corp.
        6.125%, 11/01/01                                   150            151
      United Air Lines Inc.
        10.67%, 05/01/04                                   100            118
      USA Networks Inc.**
        6.75%, 11/15/05                                    150            151

Asset Backed
      Banc One Auto Grantor Trust 96-B A
        6.55%, 02/15/03                                     34             34
      Ford Credit Grantor Trust 95-B A
        5.90%, 10/15/00                                     37             36
      IBM Credit Trust 93-1 A
        4.55%, 11/15/00                                      6              6
------------------------------------------------------------------------------

Total U.S. and Foreign Corporate
        Bonds/Notes 43.92%                               5,828          6,131
        (Cost $5,943)

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENT
Repurchase Agreement
      Lehman Brothers
        4.875%, 01/04/99 (secured by $275
      US Treasury Strip, 08/15/20)                         267            267
-------------------------------------------------------------------------------

Total Short-Term Investment 1.91%                          267            267
        (Cost $267)
-------------------------------------------------------------------------------

Total Investments 99.01%                                               13,821
        (Cost $13,434)

Cash and Other Assets in
      Excess of Liabilities 0.99%                                         138
-------------------------------------------------------------------------------

Net Assets 100.00%                                                    $13,959
================================================================================


** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 1998 these securities amounted to $564,000 or 4.0 percent of net assets.



                     See notes to the financial statements

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


[PIE CHART APPEARS HERE]        Statement of Investments (continued)
                                Short-Term Investment Fund
U.S. Agency Obligations, Cash
& Other Net Assets 100%         December 31, 1998

                                                       Principal
                                                        Amount        Market
                                                        (000)        (000)
-------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS
Federal Farm Credit Bank Discount Notes
        4.75%, 01/12/99                                  $  45       $    45
        5.05%, 01/15/99                                    115           115
        4.94%, 03/03/99                                    167           166

Federal Home Loan Bank Discount Notes
        4.90%, 02/10/99                                    105           104
        4.90%, 03/04/99                                    100            99

Federal Home Loan Mortgage Corp. Discount Notes
        5.00%, 01/25/99                                    160           159
        5.12%, 01/26/99                                     30            30
        5.01%, 01/28/99                                     70            70

Federal National Mortgage Association Discount Notes
        4.73%, 02/12/99                                     60            60
        4.85%, 03/23/99                                    150           148
        4.90%, 04/23/99                                     36            36

Student Loan Marketing Discount Note
        4.70%, 01/04/99                                    300           300
-------------------------------------------------------------------------------

Total Investments  100.08%                               1,338         1,332
        (Cost $1,331)

Liabilities in Excess of
        Cash and Other Assets  (0.08%)                                   (1)
-------------------------------------------------------------------------------


Net Assets   100.00%                                                 $ 1,331
================================================================================


                     See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


[PIE CHART APPEARS HERE]      Statement of Investments
                              Small Cap Growth Fund
Cash & Other
Net Assets 5.4%               December 31, 1998

Common Stock 94.6%                                       Number of     Market
                                                          Shares       (000)
----------------------------------------------------------------------------
COMMON STOCK
Auto/Accessories 0.73%
        Gentex Corp.*                                        3,000     $   60
        Kroll-O'Gara Co.*                                    3,800        149
-----------------------------------------------------------------------------
                                                                          209
Biotechnology/Pharmaceuticals 8.80%
        Biomatrix, Inc.*                                     2,700        157
        Catalytica, Inc.*                                   19,100        345
        Coulter Pharmaceutical, Inc.*                        9,400        277
        Incyte Pharmaceutical, Inc.*                          6800        253
        MiniMed Inc.*                                        3,300        346
        PathoGenesis Corp.*                                  7,200        410
        Roberts Pharmaceutical Corp.*                        3,500         76
        Serologicals Corp.*                                 12,450        369
        Shire Pharmaceuticals Group PLC (ADR)*              14,700        288
-----------------------------------------------------------------------------
                                                                        2,521
Broadcasting 0.41%
        CD Radio Inc.*                                       3,500        119

Business Services 9.52%
        Abacus Direct Corp.*                                 4,400        201
        Bright Horizons, Inc.                                7,436        201
        Catalina Marketing Corp.*                            3,700        253
        CSG Systems International, Inc.*                     7,400        583
        Imax Corp.*                                          4,800        152
        Lason,  Inc.*                                        6,900        401
        Metzler Group, Inc. (The)*                           9,700        472
        NCO Group, Inc.*                                     9,450        425
        Profit Recovery Group International Inc. (The)*      1,100         41
-----------------------------------------------------------------------------
                                                                        2,729
Communication Services/Equipment 4.52%
        Aware, Inc.*                                         2,900         79
        Carrier Access Corp.*                                6,300        215
        Concord Communications, Inc.*                        9,100        519
        Excel Switching Corp.*                               1,600         61
        Polycom, Inc.*                                        7100        158
        STAR Telecommunications, Inc.*                         148          2
        Superior Telecom Inc.                                5,500        260
-----------------------------------------------------------------------------
                                                                        1,294
Computer Services/Equipment 13.67%
        Affiliated Computer Services, Inc. - A*              6,300        284
        C-Cube Microsystems Inc.*                            3,900        106
        Data General Corp.*                                  6,500        107
        International Network Services *                    11,200        743
        Jack Henry & Associates                              5,100        254
        MedQuist Inc.*                                      14,800        585
        Metromedia Fiber Network, Inc. - A*                 21,600        718
        Mips Technologies, Inc.*                            10,300        329
        National Computer Systems, Inc.                     10,700        393
        Whittman-Hart, Inc.*                                14,400        399
-----------------------------------------------------------------------------
                                                                        3,918


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Small Cap Growth Fund

                              December 31, 1998

                                                        Number of   Market
                                                         Shares     (000)
-------------------------------------------------------------------------------
COMMON STOCK
(continued)
Computer Software 21.96%
        Acclaim Entertainment, Inc.*                     4,400     $   54
        Advantage Learning Systems, Inc.*                2,500        164
        Ardent Software, Inc.*                           2,500         57
        Aspect Development, Inc.*                       10,200        455
        BindView Development Corp.*                      1,400         38
        Checkpoint Software Technoligies Ltd.*           2,800        128
        Clarify, Inc.*                                   6,000        146
        Dendrite International Inc.*                    10,800        267
        Eclipsys Corp.*                                  5,600        161
        Factset Research Systems Inc.*                     900         56
        Geotel Communications Corp.*                    13,300        492
        Great Plains Software, Inc.*                     2,200        106
        INSpire Insurance Solutions, Inc.*               3,300         60
        International Telecommunication Sys., Inc.*      5,250         76
        ISS Group, Inc.*                                 1,900        105
        Macromedia, Inc.*                               15,500        520
        Mapics, Inc.*                                    8,100        134
        Mercury Interactive Corp.*                       8,900        562
        New Era of Networks, Inc.*                      11,100        486
        Peregrine Systems Inc.*                         11,200        519
        Progress Software Corp.*                         8,150        275
        VeriSign, Inc.*                                  5,500        325
        Veritas Software Corp.*                          5,150        308
        Vitesse Semiconductor Corp.*                     8,700        396
        Wind River Systems, Inc.*                        8,600        403
-------------------------------------------------------------------------
                                                                    6,293
Educational Services 1.85%
        Devry, Inc.*                                     5,300        162
        Strayer Education, Inc.                          4,050        142
        Sylvan Learning Systems, Inc.*                   7,450        227
-------------------------------------------------------------------------
                                                                      531
Electrical Equipment/Electronics 9.44%
        Cytyc Corp.*                                     4,400        113
        Flextronics International Ltd.*                  6,000        513
        PMC-Sierra, Inc.*                                7,900        498
        Power Integrations, Inc.*                        4,700        118
        Qlogic Corp.*                                    2,700        351
        RF Micro Devices, Inc.*                          2,000         92
        Semtech Corp.*                                   5,600        199
        Sipex Corp.*                                     6,800        239
        Transwitch Corp.*                               11,300        439
        Veeco Instruments, Inc.                          2,700        142
-------------------------------------------------------------------------
                                                                    2,704


                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              Small Cap Growth Fund

                              December 31, 1998

                                                     Number of    Market
                                                       Shares      (000)
------------------------------------------------------------------------
COMMON STOCK
(continued)
Financial Services 0.95%
        Investors Financial Services Corp.               800      $   48
        Nova Corp.*                                    6,500         225
------------------------------------------------------------------------
                                                                     273
Food Services 1.26%
        Merkert American Corp.*                         4000          61
        Papa John's International, Inc.*               6,800         299
------------------------------------------------------------------------
                                                                     360
Health Care/Services 8.82%
        Hanger Orthopedic Group, Inc.*                 8,700         196
        Orthodontic Centers of America, Inc.*         14,000         272
        Osteotech, Inc.*                                 700          33
        Patterson Dental Co.*                         15,350         666
        Perclose, Inc.*                                  500          17
        Province Healthcare Co.*                       9,496         335
        Renal Care Group, Inc.*                       19,275         559
        Sunrise Assisted Living, Inc.*                 6,400         330
        Veterinary Centers of America, Inc.*           6,000         119
------------------------------------------------------------------------
                                                                   2,527
Internet Services 4.25%
        EarthLink Network, Inc.*                       3,100         176
        Excite, Inc.*                                  2,400         101
        Infoseek Corp.*                                3,600         177
        Inktomi Corp.*                                 2,300         299
        Lycos, Inc.*                                   3,100         172
        MindSpring Enterprises, Inc.*                  2,500         153
        PSINet Inc.*                                   3,800          79
        Secure Computing Corp.*                        2,900          55
        Ticketmaster Online-Citysearch, Inc. - B*        100           6
------------------------------------------------------------------------
                                                                   1,218
Recreational/Entertainment 3.03%
        Action Performance Companies, Inc.*            1,100          39
        Championship Auto Racing Teams, Inc.*          7,900         234
        Cinar Films, Inc. - B*                        18,000         450
        Dover Downs Entertainment, Inc.                1,100          13
        Speedway Motorsports, Inc.*                    4,600         131
------------------------------------------------------------------------
                                                                     867




                    See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


Statement of Investments (Concluded)
Small Cap Growth Fund

December 31, 1998

                                                          Number of     Market
                                                           Shares       (000)
------------------------------------------------------------------------------
COMMON STOCK
(concluded)
Retail/Apparel 5.38%
        AnnTaylor Stores Corp.*                            11,200      $  442
        Children's Place Retail Stores, Inc. (The)*         3,900          98
        Duane Reade Inc.*                                   3,200         123
        Hollywood Entertainment Corp.*                      5,300         143
        Insight Enterprises, Inc.*                          6,001         305
        Linens 'N Things. Inc.*                             9,400         372
        Select Comfort Corp.*                               2,200          58
------------------------------------------------------------------------------
                                                                        1,541

Total Common Stock 94.59%                                              27,104
        (Cost $20,812)
==============================================================================


                                                        Principal
                                                         Amount       Market
--------------                                            (000)       (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT

Federal Home Loan Mortgage Discount Note
        4.30%, 01/04/99                                   $ 1,529     $1,529
------------------------------------------------------------------------------
Total Short-Term Investment 5.33%                           1,529      1,529
        (Cost $1,529)
------------------------------------------------------------------------------
Total Investments 99.92%                                              28,633
        (Cost $22,341)

Cash and Other Assets in
        Excess of Liabilities 0.08%                                       22
------------------------------------------------------------------------------

Net Assets 100.00%                                                   $28,655
==============================================================================

 .    Non-income producing during the twelve months ended December 31, 1998 as this security did not pay divdends.



                    See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


[PIE CHART APPEARS HERE]      Statement of Investments
                              International Equity Fund
Europe             71.0%
Pacific            16.7%      December 31, 1998
Cash & Other
Net Assets         10.4%
North America       1.3%
Latin America       0.6%
                                                       Number of      Market
                                                          Shares       (000)
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
Argentina 0.64%
        YPF Associadad-D Spons (ADR) (Oil Companies)       2,353      $   66

Australia 1.49%
        AMP Limited (Insurance)*                           1,600          20
        Broken Hill Proprietary (Steel & Metals)           7,900          58
        WMC Ltd. (Steel & Metals)                         15,600          47
        Woodside Petro Ltd. (Oil Companies)                6,200          28
-------------------------------------------------------------------------------
                                                                         153
Canada 1.25%
        Canadian National Railway Co. (Railroads)          2,462         128

China 0.60%
        Anhui Expressway Co Ltd. - H (Trucking)           62,000           7
        China Telecom - Local (Telecommunications)*        6,000          10
        GZI Transport Limited (Trucking)                  25,000           5
        Jiangsu Expressway (Trucking)                     50,000          11
        Shenzhen Expressway (Trucking)                    52,000          12
        Sichuan Expressway (Trucking)                     57,000           5
        Zhejiang Expressway (Trucking)                    54,000          11
-------------------------------------------------------------------------------
                                                                          61
Denmark 0.26%
        Unidanmark-6 (Banking)                               300          27

Finland 3.27%
        Fortum Oyj (Oil Companies)*                        6,900          42
        Nokia AB - A (Telecom Equipment)                   1,730         210
        PohJola Insurance Co., Ltd. - B (Insurance)        1,566          85
-------------------------------------------------------------------------------
                                                                         337
France 15.40%
        ACCOR SA (Hotels & Casinos)                          640         139
        AXA UAP (Insurance)                                  839         122
        Bic SA (Office Supplies)                             788          44
        Carrefour Supermarche SA (Food & Beverage)            65          49
        Casino Guichardo Perrach pfd. (Retail)             1,335          86
        Christian Dior (Apparel)                             571          63
        Credit Coml De France CCF (Banking)                  751          70
        CSF(Thomson) (Aerospace)                           2,547         109
        France Telecom SA (Telecommunications)                 7           1
        Groupe Danone (Food & Beverage)                      290          83
        L'air Liquide (Chemicals)                            259          48
        Lagardere Groupe (Diversified Manufacturer)        2,809         119
        Louis Vuitton Moet-Hennessy (Retail)                 446          88
        Michelin Cgde - B (Diversified Manufacturer)       1,560          62
        Pernod Ricard (Alcohol & Tobacco)                    438          28
        Rhone-Poulenc SA - A (Chemicals)                   1,674          86
        Societe Elf Aquitane SA (Oil Companies)            1,010         117
        Suez Lyonnaise Des Eaux (Water Supply)               738         152
        Stmicroelectronics (Electronic Components)*          797          63
        Valeo SA (Automobiles)                               777          61
-------------------------------------------------------------------------------
                                                                       1,590

See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              International Equity Fund

                              December 31, 1998

                                                        Number of      Market
                                                           Shares       (000)
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
       (continued)
Germany 17.85%
        Allianz AG (Insurance)                                416      $  153
        BASF AG (Chemicals)                                 2,666         102
        Bayerische Hypo-Und Vereinsbank AG
          (Banking)                                         1,407         110
        Duetsche Telekom ADR (Telecommunications)           5,374         177
        Duetsche Telekon AG (Telecommunications)              400          13
        Heidelberger Druckmaschinen (Printing &
          Publishing)                                         235          17
        Hoechst AG (Chemicals)                              4,350         180
        Mannesmann AG (Diversified Manufacturer)            1,573         180
        Metro AG (Retail)                                   1,735         138
        Munchener Ruckers (Wts.) (Insurance)                    9          --
        Munchener Ruckers (Insurance)                         304         147
        RWE (Natural Gas)                                   1,254          69
        SAP AG pfd. (Computer Software)                       216         103
        Schering AG (Pharmaceuticals)                       1,201         151
        Siemens AG (Electrical Products)                    1,174          76
        VEBA AG (Electric Utilities)                        2,257         135
        Viag AG (Diversified Manufacturer)                    152          89
-------------------------------------------------------------------------------
                                                                        1,840
Hong Kong 3.41%
        Cheung Kong Hlds Ltd. (Real Estate)                11,000          79
        Citic Pacific (Financial)                          28,000          60
        Cosco Pacific Ltd. (Investment Company)            35,000          15
        Hutchison Whampoa, Ltd. (Diversified
          Manufacturer)                                     8,000          57
        Kerry Properties (Real Estate)                     16,405          13
        New World Development (Real Estate)                26,434          67
        New World Infrastructure (Diversified
          Manufacturer)*                                   21,600          32
        Sun Hung Kai Properties (Diversified
          Manufacturer)                                     4,000          29
-------------------------------------------------------------------------------
                                                                          352
Italy 7.14%
        Arnoldo Mondadori Editore (Printing &
          Publishing)                                       2,300          30
        Banca Commerciale Italiana (Banking)                9,800          68
        Banca Di Roma (Banking)*                           34,500          58
        Bca Naz Del Lavora (Banking)*                      17,200          51
        Finmeccanica (Diversified Manufacturing)*          66,200          68
        Gruppo Editoriale L'espresso (Printing
          & Publishing)                                     3,500          31
        Istituto Nazionale (Insurance)                     18,000          48
        Olivetti & C (Data Processing)*                    22,400          78
        Rinascente (Retail)                                 2,900          30
        San Paolo Ima (Banking)                             1,900          34
        Seat-Pagine Gialle (Printing & Publishing)*        89,900          69
        Telecom Italia  (Telecommunications)               12,400         106
        Telecom Italia Di Risp (Telecommunications)         9,200          58
        Unione Immobiliare (Real Estate)*                  16,000           8
-------------------------------------------------------------------------------
                                                                          737

See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report

                              International Equity Fund

                              December 31, 1998

                                                        Number of     Market
                                                           Shares      (000)
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
       (continued)
Japan 11.24%
        Canon Inc. (Office Equipment & Supplies)            2,000     $   43
        Chugoco Electric Power Co. Ltd. (Utilities)         1,000         18
        Daiwa Securities Co. Ltd. (Financial)              11,000         38
        Fujitsu Ltd. (Electronic Components)                5,000         67
        Kyushe Electric Power (Utilities)                   1,000         19
        Matsushita Electric Ind. (Electronic
          Components)                                       4,000         71
        Minebea Company Ltd. (Electronic
          Components)                                       4,000         46
        Murata Mfg. Co. (Electronic Components)             2,000         83
        Nichiei Co. (Banking)                                 400         32
        Nikko Securites (Financial)                        12,000         33
        Nintendo Co. Ltd. Kyoto
          (Recreational Products)                             500         48
        Nippon Telephone & Telegraph
          (Telecommunications)                                  5         39
        NTT Mobile Communication
          (Telecommunications)                                  2         82
        Sony Corp. (Consumer Electronics)                     400         29
        Sumitomo Electric Inds. (Electronic
          Components)                                       2,000         22
        Taisho Pharmacy Co. Ltd. (Pharmaceuticals)          2,000         55
        TDK Corp. (Electronic Components)                   1,000         91
        Teijin Limited (Textiles)                          14,000         52
        Tepco (Electronic Components)                       2,000         49
        Tokyo Electron (Semiconductors)                     1,000         38
        Toshiba Corp. (Electronic Components)              18,000        107
        Yamanouchi Pharmacy Co. LTD
          (Pharmaceuticals)                                 3,000         97
-------------------------------------------------------------------------------
                                                                       1,159
Netherlands 4.62%
        AEGON (Insurance)                                     840        103
        Ahold Koninlijke (Retail)                           1,520         56
        Akzo-Nobel NV (Chemicals)                           1,720         78
        Elsevier (Printing/Publishing)                      5,136         72
        Heineken Hldgs - A (Alcohol & Tobacco)              2,862        137
        Royal Dutch Petrol (Oil Companies)                    590         29
-------------------------------------------------------------------------------
                                                                         475
Portugal 0.61%
        Jeronimo Martins E Filho (Food & Beverage)          1,150         63

Sweden 0.26%
        AGA AB - B (Chemicals)                              2,075         27

Switzerland 4.87%
        Clariant AG  (Chemicals)                               67         31
        Nestle SA  (Food & Beverage)                           73        159
        Novartis AG (Pharmaceuticals)                          91        179
        Swisscom AG (Telecommunications)                      317        133
-------------------------------------------------------------------------------
                                                                         502

See notes to the financial statements.

Horace Mann MUTUAL FUNDS                                1998 FUNDS ANNUAL Report


                              Statement of Investments (concluded)
                              International Equity Fund

                              December 31, 1998

                                                      Number of        Market
                                                         Shares         (000)
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK
       (concluded)
United Kingdom 16.64%
        BOC Group PLC (Chemicals)                         8,656        $  124
        BP Amoco PLC (Oil Companies)                      6,255            93
        British Airways PLC (ADR) (Airlines)              4,417            30
        Carlton Communications PLC
          (Broadcasting & Ent)                            6,274            58
        Enterprise Oil (Oil Companies)                    4,880            24
        General Electric Co., PLC (Electrical
          Products)                                      15,285           138
        Glaxo Wellcome PLC (Pharmaceuticals)              4,240           146
        Granada Group PLC (Consumer Services)             1,735            30
        Imperial Chemical Inds PLC (Chemicals)            8,916            77
        Lasmo PLC (Oil Companies)                        17,469            29
        Monument Oil & Gas PLC (Oil Companies)*          24,429            14
        Orange PLC (Telecommunications)*                 13,927           160
        Pearson PLC (Printing & Publishing)               6,092           121
        Reed International (Printing & Publishing)        4,636            37
        Reuters Group PLC (Printing & Publishing)        16,935           179
        Rio Tinto - Zinc Corp. PLC  (Steel & Metals)     10,688           124
        Shell Transportation & Trading Co. PLC
          (Steel & Metals)                               18,862           116
        SmithKline Beecham PLC (Pharmaceuticals)         10,442           145
        Zeneca Group PLC (Pharmaceuticals)                1,622            71
-------------------------------------------------------------------------------
                                                                        1,716

Total Common and Preferred Stock 89.55%                               $ 9,233
        (Cost $8,137)
================================================================================

                                                      Principal
                                                        Amount         Market
                                                         (000)          (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
Repurchase Agreement
        State Street Bank
          4.85%, 01/04/99 (secured by $1,109           $  1,086       $ 1,086
          US Treasury Note, 6.25%, 08/31/00)
-------------------------------------------------------------------------------
Total Short-Term Investment 10.53%                        1,086         1,086
        (Cost $1,086)
-------------------------------------------------------------------------------

Total Investments 100.08%                                              10,319
        (Cost $9,223)

Foreign Currency 0.06% (Various Denominations)                              6
        (Cost $6)

Liabilities in Excess of
        Cash and Other Assets (0.14%)                                     (14)
-------------------------------------------------------------------------------
Net Assets 100.00%                                                    $10,311
================================================================================


* Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


[PIE CHART APPEARS HERE]

Common & Preferred Stock 97.9%
Cash & Other Net Assets 2.1%

Statement of Investments
Socially Responsible Fund

December 31, 1998

                                                         Number of     Market
                                                            Shares      (000)
-------------------------------------------------------------------------------
COMMON STOCK
Aerospace/Defense 0.67%
        Rockwell International Corp.                         4,950     $  240

Automotive 4.09%
        Dana Corp.                                           6,950        284
        Ford Motor Co.                                      12,500        734
        Goodyear Tire & Rubber Co. (The)                     4,300        217
        Meritor Automotive, Inc.                             5,316        113
        PACCAR Inc.                                          2,600        106
-------------------------------------------------------------------------------
                                                                        1,454
Banks/Financial Services 14.28%
        BankAmerica Corporation                             11,650        701
        Bank One Corp.                                       5,990        306
        Bankers Trust New York Corp.                         3,650        312
        Chase Manhattan Corp.                                7,500        510
        Exel Limited Class -  A                              7,891        592
        Federal National Mortgage Association                9,750        722
        First Union Corp.                                   11,911        724
        Fleet Financial Group, Inc.                          6,100        273
        Keycorp                                             12,000        384
        PROLOGIS Trust                                      13,954        290
        U.S. Bancorp                                         7,500        266
-------------------------------------------------------------------------------
                                                                        5,080
Chemicals 6.05%
        Akzo Nobel N.V. (ADR)                                7,400        330
        Dow Chemical Co.                                     3,300        300
        Eastman Chemical Co.                                 6,500        291
        Imperial Chemical Industries PLC (ADR)              15,950        557
        Lyondell Petrochemical Co.                          23,896        430
        Olin Corp.                                           8,600        244
-------------------------------------------------------------------------------
                                                                        2,152
Communication Services 11.15%
        Alltel Corp.                                        10,700        640
        Bell Atlantic Corp.                                 21,422      1,135
        BellSouth Corp.                                     13,100        653
        Frontier Corp.                                      18,100        615
        Sprint Corp.                                         7,800        656
        Telesp Participacpoes SA (ADR)                      12,000        266
-------------------------------------------------------------------------------
                                                                        3,965
Computer Services/Equipment 4.30%
        Xerox Corp.                                         12,950      1,528

Consumer Products 4.58%
        Avon Products, Inc.                                 13,600        602
        Heinz (H.J.) Co.                                    13,000        736
        Unilever N.V. PLC                                    3,500        290
-------------------------------------------------------------------------------
                                                                        1,628

See notes to financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Socially Responsible Fund

December 31, 1998

                                                       Number of      Market
                                                          Shares       (000)
-------------------------------------------------------------------------------
COMMON STOCK
(continued)
Energy 8.06%
        British Petroleum Co. PLC (ADR)                       31      $    3
        Conoco Inc.*                                      12,000         251
        Elf Aquitaine (ADR)                                5,950         337
        Mobil Corp.                                        9,500         828
        Phelps Dodge Corp.                                 3,900         198
        Texaco Inc.                                       10,400         550
        Williams Companies, Inc. (The)                    14,400         449
        YPF SA Sociedad Anonima (ADR)                      8,900         249
-------------------------------------------------------------------------------
                                                                       2,865
Health Care/Pharmaceuticals 6.21%
        American Home Products Corp.                      16,700         940
        Bristol-Myers Squibb Co.                           5,500         736
        SmithKline Beecham PLC - A (ADR)                   5,200         361
        Zeneca Group PLC (ADR)                             3,800         171
-------------------------------------------------------------------------------
                                                                       2,208
Index Security 4.39%
        Standard & Poor's Depository Receipts             12,700       1,562

Insurance 0.96%
        Lincoln National Corp.                             2,200         180
        SAFECO Corp.                                       3,750         161
-------------------------------------------------------------------------------
                                                                         341
Manufacturing (Diversified) 9.13%
        Boise Cascade Corp.                               10,520         326
        Corning Inc.                                      31,600       1,422
        Dupont E.I. De Nemours                            10,300         547
        Emerson Electric Co.                               4,000         242
        Parker Hannafin Corp.                              7,500         246
        Thomas & Betts Corp.                               7,300         316
        Witco Corp.                                        9,300         148
-------------------------------------------------------------------------------
                                                                       3,247
Metals & Mining 0.99%
        Oregon Steel Mills, Inc.                          29,700         353

Paper & Forest Products 5.10%
        Georgia Pacific Corp.                              9,500         556
        Georgia Pacific Corp. (Timber Group)               7,600         181
        Temple-Inland, Inc.                                6,800         403
        Westvaco Corp.                                     3,300          88
        Weyerhaeuser Co.                                  11,500         584
-------------------------------------------------------------------------------
                                                                       1,812
Real Estate 3.28%
        Arden Realty,  Inc.                                6,700         155
        Boston Properties,  Inc.                           7,700         235
        Equity Office Properties Trust                     9,600         230
        Equity Residential Properties Trust                5,300         214
        Health Care Property Investors, Inc.               5,050         155
        Nationwide Health Properties, Inc.                 8,300         179
-------------------------------------------------------------------------------
                                                                       1,168


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Socially Responsible Fund

December 31, 1998

                                                       Number of      Market
                                                        Shares         (000)
-------------------------------------------------------------------------------
COMMON STOCK
(concluded)
Retail/Apparel 2.15%
        May Department Stores Co.                        8,000       $   483
        Sears, Roebuck and Co.                           6,650           283
-------------------------------------------------------------------------------
                                                                         766
Transportation 4.84%
        CSX Corp.                                       20,450           849
        Norfolk Southern Corp.                          27,500           871
-------------------------------------------------------------------------------
                                                                       1,720
Utilities 6.80%
        Allegheny Energy Inc.                           13,600           469
        CINergy Corp.                                   12,100           416
        Duke Energy Corp.                                4,525           290
        Pacificorp                                      17,100           360
        Southern Co.                                    10,400           302
        Unicom Corp.                                     9,850           380
        Wisconsin Energy Corp.                           6,400           201
-------------------------------------------------------------------------------
                                                                       2,418
Waste Services 0.23%
        Browning Ferris Industries, Inc.                 2,900            83

Total Common Stock 97.26%                                             34,590
        (Cost $33,213)
-------------------------------------------------------------------------------

Manufacturing 0.61%
        Monsanto Co.*                                    4,400           216

Total Preferred Stock 0.61%
        (Cost $180)                                                      216
-------------------------------------------------------------------------------

Total Common and Preferred Stock 97.87%
        (Cost $33,393)                                                34,806

================================================================================

                                                      Principal       Market
                                                     Amount (000)      (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
Repurchase Agreement
        State Street Bank
          4.85%, 01/04/99, (secured by $742,
          US Treasury Note, 6.25%, 08/31/00)           $   726       $   726
-------------------------------------------------------------------------------

Total Short-Term Investment 2.04%                          726           726
        (Cost $726)
-------------------------------------------------------------------------------

Total Investments 99.91%                                              35,532
        (Cost $34,119)

Cash and Other Assets in
        Excess of Liabilities 0.09%                                       32
-------------------------------------------------------------------------------
Net Assets 100.00%                                                   $35,564
================================================================================

* Non-income producing during the twelve months ended December 31, 1998 as this security did not pay dividends.


See notes to financial statements.

Horace Mann MUTUAL FUNDS        1998 FUNDS ANNUAL Report


Statements of Assets and Liabilities

December 31, 1998

                                                                                       SMALL CAP     INTERNATIONAL     SOCIALLY
                             GROWTH       BALANCED        INCOME        SHORT-TERM      GROWTH          EQUITY        RESPONSIBLE
                              FUND           FUND           FUND           FUND           FUND           FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash                     $        134   $         842    $       197   $     2,202    $     45,822    $        533    $      1,309
Investments at
  market value*           670,121,876     424,960,775     13,821,342     1,331,676      28,632,912      10,318,959      35,532,340
Foreign currency at
  value*                           --              --            --             --              --           6,319              --
Forward currency
  contract                         --          20,967          1,464            --              --              --              --
Dividends and
  interest receivable         760,436       2,981,999        206,152            --             470           2,448          52,109
Receivable-foreign
  taxes                            --              --             --            --              --          13,275           1,474
Receivable-fund
  shares sold                 315,739         336,756          6,547         1,071          27,657          12,473          66,798
------------------------------------------------------------------------------------------------------------------------------------
  Total Assets            671,198,185     428,301,339     14,035,702     1,334,949      28,706,861      10,354,007      35,654,030
====================================================================================================================================

LIABILITIES
Forward currency
  contracts                        --          17,587          1,229            --              --               3              --
Payable-fund
  shares redeemed             190,750         105,788         43,713            --           4,642             531          31,474
Payable-investments
  purchased                        --          71,855             --            --          22,225          15,625           2,745
Payable-management,
  adviser and
  related fees                275,063         170,200          5,359            --          21,579          21,188          51,966
Accrued expenses**              1,864          16,259         26,516         3,934           3,879           5,510           4,014
------------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities           467,677         381,689         76,817         3,934          52,325          42,857          90,199
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS               $670,730,508   $ 427,919,650    $13,958,885   $ 1,331,015    $ 28,654,536    $ 10,311,150    $ 35,563,831

NET ASSETS CONSIST OF:
====================================================================================================================================
Par value of common
  shares                   27,556,888       2,263,557        105,403        13,343              --              --              --
Paid in surplus           574,055,262     395,737,533     13,461,092     1,316,733      26,204,294       9,232,945      34,193,864
Accumulated undis-
  tributed net invest-
  ment income                      --         166,101          4,841           623              --            (938)         10,968
Accumulated undis-
  tributed net realized
  gain (loss) from
  investments and
  foreign currency
  transactions                 56,765         (67,632)            44            (2)     (3,841,206)        (17,590)        (54,145)
Net unrealized appre-
  ciation on invest-
  ments and translation
  of assets and
  liabilities in
  foreign currency         69,061,593      29,820,091        387,505           318       6,291,448       1,096,733       1,413,144
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS               $670,730,508   $ 427,919,650    $13,958,885   $ 1,331,015    $ 28,654,536    $ 10,311,150    $ 35,563,831
====================================================================================================================================

Number of shares
  outstanding:             27,556,888      22,635,573      1,054,026       133,430       2,314,858         850,260       2,738,426
(Authorized 50,000,000
  shares each)
Par Value                $       1.00   $        0.10    $       .10   $      0.10    $       0.00    $       0.00    $       0.00
====================================================================================================================================
NET ASSET VALUE
PER SHARE                $      24.34   $       18.90    $     13.24   $      9.98    $      12.38    $      12.13    $      12.99
====================================================================================================================================
*Cost of Securities:
  Investments            $601,060,283   $ 395,144,271    $13,434,086   $ 1,331,358    $ 22,341,464    $  9,223,075    $ 34,119,196
  Foreign Currency                 --              --             --            --              --           6,324              --

** Accrued expenses for the Income Fund include $11,662 for custody fees and $7,085 for legal fees. For the Short-Term investment Fund accrued expenses include $1,444 for custody fees and $2,490 for trustee fees.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

Statements of Operations

For the Year Ended
December 31, 1998

                                                                                            SMALL CAP     INTERNATIONAL  SOCIALLY
                             GROWTH         BALANCED           INCOME          SHORT-TERM    GROWTH          EQUITY     RESPONSIBLE
                              FUND             FUND              FUND             FUND        FUND            FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends              $ 12,480,275    $  4,837,768     $        --     $        --    $     4,512    $   126,669    $   558,538
  Interest &
    amortization              871,315      11,987,215         767,278          74,335        109,245         48,479         47,147
------------------------------------------------------------------------------------------------------------------------------------
                           13,351,590      16,824,983         767,278          74,335        113,757        175,148        605,685
  Foreign taxes
    withheld                  (69,482)        (23,955)           (331)             --             --        (15,742)        (3,262)
------------------------------------------------------------------------------------------------------------------------------------
  Total investment
    income                 13,282,108      16,801,028         766,947          74,335        113,757        159,406        602,423

EXPENSES:
  Management, adviser
    and related fees
    (Note 5)                3,119,207       1,918,958          51,426           4,501        297,498         83,098        195,348
  Fund pricing fees            12,001          12,001          12,001          12,000          5,731         11,463          5,732
  Professional fees            24,154          24,154          15,505           8,527          8,704          9,911          8,704
  Custodian fees               23,999          32,000          11,001           3,599         53,906         47,564         20,825
  Transfer agent fee
    (Note 5)                   36,001              24              24              24             24             24             24
  Shareholder reports          61,711          35,408           1,877              --          7,814          4,040          8,582
  Trustees' fees and
    expenses                    5,787           5,787           5,787           5,787          5,787          5,787          5,787
  Insurance expenses           74,796          49,497           1,842             688          2,324            803          1,893
  Other expenses               33,828          20,604             801              --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total expenses            3,391,484       2,098,433         100,264          35,126        381,788        162,690        246,895

  Less management
    and related fees
    waived (Note 5)                --              --              --          (2,801)       (85,095)       (30,811)       (84,039)
  Less expenses paid
    by Horace Mann
    Investors, Inc.
    (Note 5)                       --              --              --         (22,915)       (55,754)       (50,322)       (22,673)
  Less expenses paid
    by commission
    credits (Note 3)         (116,796)        (62,310)             --              --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
    Net expenses            3,274,688       2,036,123         100,264           9,410        240,939         81,557        140,183
------------------------------------------------------------------------------------------------------------------------------------
    Net investment
      income (loss)        10,007,420      14,764,905         666,683          64,925       (127,182)        77,849        462,240
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND
  UNREALIZED GAIN (LOSS):
  Realized gain (loss)
    from:
    Investments            69,124,570      33,427,073          89,683              76     (3,345,345)        50,930        288,646
    Foreign currency
      transactions                 50         389,353          30,698              --             --         (5,531)            --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on invest-
    ments and foreign
    currency
    transactions           69,124,620      33,816,426         120,381              76     (3,345,345)        45,399        288,646

  Change in unrealized
    appreciation or
    (depreciation) on:
    Investments           (33,476,219)    (18,635,400)         95,58              318      5,176,382      1,070,954        831,361
    Translation of
    assets and
    liabilities in
    foreign currencies             --         (81,491)        (6,955)              --             --          1,307             --
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and
    unrealized gain
    from investments
    and foreign cur-
    rency transactions     35,648,401      15,099,535         209,012             394      1,831,037      1,117,660      1,120,007
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE
  IN NET ASSETS
  FROM OPERATIONS        $ 45,655,821    $ 29,864,440    $    875,695    $     65,319    $ 1,703,855    $ 1,195,509    $ 1,582,247
====================================================================================================================================

See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                               1998 FUNDS ANNUAL REPORT



Statement of Changes in Net Assets

For the Periods Ended
December 1998 and 1997


                                        GROWTH FUND                         BALANCED FUND                     INCOME FUND
                                   1998                1997           1998              1997              1998           1997
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment
    income (loss)             $  10,007,420    $   7,876,390    $  14,764,905    $  10,897,731    $    666,683    $    610,405

  Net realized short-
    term gain (loss)
    on investments
    and foreign
    currency
    transactions                 14,562,659       21,364,681        8,676,359       10,725,081          99,971          67,503

  Net realized long-
    term gain (loss)
    on investments
    and foreign
    currency
    transactions                 54,561,961       44,841,048       25,140,067       25,302,862          20,410         (35,919)

  Net unrealized
     appreciation
    (depreciation)
    on investments
    and translation
    of assets and
    liabilities in
    foreign currency            (33,476,219)      32,693,552      (18,716,891)      12,890,553          88,631         251,848
---------------------------------------------------------------------------------------------------------------------------------

  Change in net
    assets from
    operations                   45,655,821      106,775,671       29,864,440       59,816,227         875,695         893,837
---------------------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment
    income                      (10,018,267)      (7,988,420)     (15,358,192)     (10,749,508)       (687,301)       (598,770)

  Net realized short-
    term gain from
    investments and
    foreign currency
    transactions                (14,547,126)     (21,154,178)      (8,675,538)     (10,548,453)       (101,781)        (23,198)

  Net realized long-
    term gain from
    investments and
    foreign currency
    transactions                (54,910,150)     (44,781,697)     (24,989,848)     (25,268,797)        (20,356)             --
---------------------------------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders             (79,475,543)     (73,924,295)     (49,023,578)     (46,566,758)       (809,438)       (621,968)
---------------------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from
    shares sold                 115,739,024      117,493,277       69,434,528       66,288,140       7,592,036       2,109,144

  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    capital gains
    distributions                72,586,255       68,291,933       44,166,154       42,410,448         683,334         516,971
 ---------------------------------------------------------------------------------------------------------------------------------
                                188,325,279      185,785,210      113,600,682      108,698,588       8,275,370       2,626,115
  Cost of shares
    redeemed                    (82,277,370)     (50,690,435)     (53,631,448)     (35,389,537)     (4,041,073)     (4,087,751)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from fund
    share transactions          106,047,909      135,094,775       59,696,234       73,309,051       4,234,297      (1,461,636)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS                     72,228,187      167,946,151       40,810,096       86,558,520       4,300,554      (1,189,767)
NET ASSETS:
  Beginning of period           598,502,321      430,556,170      387,109,554      300,551,034       9,658,331      10,848,098
---------------------------------------------------------------------------------------------------------------------------------
  End of period               $ 670,730,508    $ 598,502,321    $ 427,919,650    $ 387,109,554    $ 13,958,885    $  9,658,331
=================================================================================================================================
Undistributed net
  investment income           $          --    $      10,797    $     166,101    $     416,092    $      4,841    $     27,269
=================================================================================================================================


See notes to the financial statements.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT


Statement of Changes in Net Assets

For the Periods Ended
December 1998 and 1997

                                                                SMALL CAP                    INTERNATIONAL
                               SHORT-TERM FUND                 GROWTH FUND                    EQUITY FUND
                             1998           1997           1998            1997           1998            1997
                                                                     since inception/1/             since inception/1/
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment
    income (loss)        $    64,925    $    62,980    $   (127,182)   $    (15,134)   $     77,849    $    43,515

  Net realized short-
    term gain (loss)
    on investments
    and foreign
    currency
    transactions                  76            127      (3,685,694)       (495,861)       (168,371)       (70,944)

  Net realized long-
    term gain (loss)
    on investments
    and foreign
    currency
    transactions                  --             --         340,349              --         213,770             --

  Net unrealized
    appreciation
    (depreciation)
    on investments
    and translation
    of assets and
    liabilities in
    foreign currency             318            485       5,176,382       1,115,066       1,072,261         24,472
---------------------------------------------------------------------------------------------------------------------

  Change in net
    assets from
    operations                65,319         63,592       1,703,855         604,071       1,195,509         (2,957)
---------------------------------------------------------------------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment
    income                   (64,809)       (63,479)             --              --         (73,256)       (41,091)

  Net realized short-
    term gain from
    investments and
    foreign currency
    transactions                 (76)          (127)             --              --              --             --

  Net realized long-
    term gain from
    investments and
    foreign currency
    transactions                  --             --              --              --              --             --
---------------------------------------------------------------------------------------------------------------------

  Total distributions
    to shareholders          (64,885)       (63,606)             --              --         (73,256)       (41,091)
---------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from
    shares sold            3,937,144      3,660,289      14,868,359      17,210,060       5,127,635      5,781,865

  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    capital gains
    distributions             48,742         48,626              --              --          14,646         14,368
---------------------------------------------------------------------------------------------------------------------
                           3,985,886      3,708,915      14,868,359      17,210,060       5,142,281      5,796,233
  Cost of shares
    redeemed              (3,806,298)    (3,786,735)     (4,442,570)     (1,329,239)     (1,167,294)      (578,275)
---------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from fund
    share transactions       179,588        (77,820)     10,425,789      15,880,821       3,974,987      5,217,958
---------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS                 180,022        (77,834)     12,129,644      16,484,892       5,097,240      5,173,910
NET ASSETS:
  Beginning of period      1,150,993      1,228,827      16,524,892          40,000       5,213,910         40,000
---------------------------------------------------------------------------------------------------------------------
  End of period          $ 1,331,015    $ 1,150,993    $ 28,654,536    $ 16,524,892    $ 10,311,150    $ 5,213,910
=====================================================================================================================
Undistributed net
  investment income              623    $       507    $         --    $         --    $       (938)   $        --
=====================================================================================================================


                                    SOCIALLY
                                 RESPONSIBLE FUND
                               1998           1997
                                       since inception/1/
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment
    income (loss)         $    462,240    $    73,696

  Net realized short-
    term gain (loss)
    on investments
    and foreign
    currency
    transactions                34,007         72,720

  Net realized long-
    term gain (loss)
    on investments
    and foreign
    currency
    transactions               254,639             --

  Net unrealized
    appreciation
    (depreciation)
    on investments
    and translation
    of assets and
    liabilities in
    foreign currency           831,361        581,783
-----------------------------------------------------------

  Change in net
    assets from
    operations               1,582,247        728,199
-----------------------------------------------------------

FROM DISTRIBUTIONS
 TO SHAREHOLDERS:
  Net investment
    income                    (451,693)       (73,275)

  Net realized short-
    term gain from
    investments and
    foreign currency
    transactions               (54,547)        79,630)

  Net realized long-
    term gain from
    investments and
    foreign currency
    transactions              (281,334)            --
-----------------------------------------------------------

  Total distributions
    to shareholders           (787,574)      (152,905)
-----------------------------------------------------------

FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from
    shares sold             27,958,456      8,945,404

  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    capital gains
    distributions              528,490        101,875
-----------------------------------------------------------
                            28,486,946      9,047,279
  Cost of shares
    redeemed                (2,930,660)      (449,701)
-----------------------------------------------------------
  Net increase
    (decrease) in net
    assets from fund
    share transactions      25,556,286      8,597,578
-----------------------------------------------------------

TOTAL INCREASE
  (DECREASE) IN
  NET ASSETS                26,350,959      9,172,872
NET ASSETS:
  Beginning of period        9,212,872         40,000
-----------------------------------------------------------
  End of period           $ 35,563,831    $ 9,212,872
===========================================================
Undistributed net
  investment income       $     10,968    $       421
===========================================================

1 Since inception refers to March 10, 1997, the day investment operations began.


       See notes to financial statements.
                                                                              55

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Notes to the Financial Statements

December 31, 1998

1. BUSINESS ORGANIZATION-- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership ("shares") in seven separate investment portfolios: Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:
     A. Growth Fund -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. Balanced Fund -- realization of high long-term total rate of return consistent with prudent investment risks.

     C. Income Fund -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. Short-Term Fund -- primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. Small Cap Growth Fund -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. International Equity Fund -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. Socially Responsible Fund -- long-term growth of capital, current income and growth of income through investing primarily in a diversified portfolio of equity securities of United States-based companies which are determined to be socially responsible.


2. SIGNIFICANT ACCOUNTING POLICIES:
     A. Security valuation -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. In the event market quotations would not be available, securities would be valued at fair value as determined in good faith by the Board of Trustees; no such securities were owned by the Funds at December 31, 1998.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


     B. Security transactions and investment income-- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

     C. Federal income taxes -- Since it is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders, no provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

          The International Equity Fund and Small Cap Growth Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1998, the International Equity Fund and Small Cap Growth Fund had an accumulated capital loss carryforward for tax purposes of $15,284, and $3,772,187, respectively, which will expire in fiscal year ending December 31, 2005 and December 31, 2006.

     C. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

     D. Dividends and distributions-- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

          For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future years' net investment income. Therefore, $127,182 of net operating loss generated by Small Cap Growth Fund has been reclassified from accumulated net investment loss to paid in surplus. For the year ended December 31, 1998, the Growth, Balanced, Income and Socially Responsible funds paid long-term capital gains of $54,910,150, $24,989,848, $20,356 and $281,334, respectively.

     E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

3. OPERATING POLICIES:

     A. Repurchase Agreements -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each fund's behalf by its custodian under a book-entry system. Each fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be credit worthy pursuant to guidelines established by the Trustees.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


     B. Asset Backed Securities -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C.   Collateralized Mortgage Obligations -- Planned Amortization Class
          (PAC)-- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. American Depository Receipts (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. Commission Credits -- Wellington Management Company, LLP, subadviser for the Growth and Balanced funds, seeks the best price and execution on each transaction and negotiates commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the funds part of the commissions paid.

     F. Foreign Currency Transactions -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

            . market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

            . purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

          Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     G. Forward Currency Contracts -- The Balanced Fund, Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


At December 31, 1998 the Funds have the following open forward currency contracts:


                                                Current           Unrealized
Foreign                                          Value           Appreciation
Currency                                      U.S. Dollar       (Depreciation)
--------------------------------------------------------------------------------

BALANCED FUND

Short Contracts:
Canadian Dollar,
     4,550,000 expiring 01/05/99               $2,976,806        $  (17,587)

Long Contracts:
Canadian Dollar,
     2,257,000 expiring 01/05/99               $1,476,627        $   20,967


INCOME FUND

Short Contracts:
Canadian Dollar,
     318,000 expiring 01/05/99                 $  208,050        $   (1,229)

Long Contracts:
Canadian Dollar,
     157,000 expiring 02/05/99                 $  102,722        $    1,464

INTERNATIONAL EQUITY FUND

Long Contracts:
Australian Dollar,
     3,088 expiring 01/04/99 - 01/07/99        $    1,893        $       (3)
Hong Kong Dollar,
     33,768 expiring 01/05/99                       4,359                --
                                                                  ---------
                                                                 $       (3)
                                                                  =========

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


4. FUND SHARE TRANSACTIONS-- The funds are each a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Growth Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

Transactions in capital stock for the years ended 1998 and 1997 were:

                                                 Shares issued
                                                to shareholders
                                                in reinvestment
                                                of dividends and                       Net increase
                                Shares sold      distribution      Shares redeemed      (decrease)
----------------------------------------------------------------------------------------------------
Growth Fund
12/31/98                          4,347,997         3,020,651        (3,139,417)         4,229,231
12/31/97                          4,363,953         2,722,964        (1,877,395)         5,209,522

Balanced Fund
12/31/98                          3,374,120         2,359,303        (2,626,417)         3,107,006
12/31/97                          3,173,556         2,170,443        (1,685,163)         3,658,836

Income Fund
12/31/98                            555,983            51,885          (296,718)           311,150
12/31/97                            160,116            39,736          (312,085)          (112,233)

Short-Term Fund
12/31/98                            386,446             4,889          (373,069)            18,266
12/31/97                            356,190             4,867          (368,415)            (7,358)

Small Cap Growth Fund
12/31/98                          1,300,098                --          (397,477)           902,621
12/31/97                          1,527,761                --          (115,524)         1,412,237

International Equity Fund
12/31/98                            443,238             1,217          (102,098)           342,357
12/31/97                            561,643             1,402           (55,142)           507,903

Socially Responsible Fund
12/31/98                          2,167,784            41,128          (232,154)         1,976,758
12/31/97                            791,585             8,575           (38,492)           761,668

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT

December 31, 1998


5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES -- Horace Mann Educators Corporation ("HMEC") is the parent company of Horace Mann Investors, Inc. ("Investors") and Horace Mann Service Corporation ("HMSC") and indirectly owns HMLIC. Collectively these companies are referred to as Horace Mann.

As of May 1, 1997, Investors acts as the Trust's adviser, manages its investments, and administers its business affairs pursuant to a management agreement. Also on this date Wellington Management Company, LLP, became the subadviser to the Growth, Balanced, Income and Short-Term funds. Effective March 10, 1997, BlackRock Financial Management, Inc. (formerly PNC Equity Advisors Company) became the subadviser to the Small Cap Growth Fund, and Scudder Kemper Investments, Inc. became the subadviser to the International Equity and Socially Responsible funds. Each subadviser is compensated by Investors (not the Trust) and bears all of its own expenses in providing subadvisory services.

For the Growth, Balanced, Income and Short-Term funds, Investors receives separate management and advisory fees. For management services, the fee which is accrued daily and paid monthly, is calculated on a pro rata basis by applying the following annual percentage rates to the aggregate of all four funds' daily net assets for the respective month.

        Net Assets                            Rate

        On initial $100 million               .250%
        Over $100 million                     .200%

For advisory services, the fee is accrued daily and calculated by applying the following annual percentage rates to the average daily net assets of each fund for the respective month:

Growth Fund  Balanced Fund  Income Fund  Short-Term Fund   Average Net Assets

  0.400%        0.325%        0.250%          0.125%       initial $100 million
  0.300%        0.275%        0.200%          0.100%       next $100 million
  0.250%        0.225%        0.150%          0.075%       next $300 million
  0.250%        0.200%        0.150%          0.075%       over $500 million

As compensation for its services, the Small Cap Growth, International Equity and Socially Responsible funds each pay Investors a combined monthly management and advisory fee. The contractual fees are as follows:

        Small Cap Growth Fund           1.40% of Net Assets
        International Equity Fund       1.10% of Net Assets
        Socially Responsible Fund       0.95% of Net Assets

During 1998, Investors is voluntarily reducing these management fees by 0.40%. The actual management fees are accrued daily and paid monthly based on the following annual percentage rate to the Funds' average daily net assets for the respective month. The fees net of waivers are:

        Small Cap Growth Fund
          1.00% on the first $25 million
          0.75% on all assets over $25 million

        International Equity Fund
          0.70% on the first $40 million
          0.50% on the next $60 million
          0.45% on all assets over $100 million

        Socially Responsible Fund
          0.55% on the first $20 million
          0.45% on the next $20 million
          0.30% on the next $60 million
          0.275% on all assets over $100 million

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



Notes to the Financial Statements (Concluded)

December 31, 1998


Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 1998 were $36,001 for the Growth Fund, $24 each for the Balanced, Income, Short-Term, Small Cap Growth, International Equity and Socially Responsible funds.

The Trust pays each independent trustee a $1,000 annual retainer, $1,000 per Board meeting attended, $200 for each committee meeting and $500 for each telephonic meeting. Two meetings were held in 1998. For the year ended December 31, 1998, the fees, excluding travel expenses, for independent trustees totaled $20,200. The Trust does not compensate interested officers and trustees (those who are also officers and/or directors of Horace Mann).

6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 1998 were:

                                  Purchases       Proceeds from sales
                                  ---------       -------------------

Growth Fund                      $417,334,378        $370,519,282

Balanced Fund                     289,836,462         255,664,511

Income Fund                         9,994,555           5,122,998

Short-Term Fund                            --                  --

Small Cap Growth Fund              42,817,712          32,659,232

International Equity Fund           7,372,888           3,952,188

Socially Responsible Fund          33,103,108           8,458,060


The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by fund at December 31, 1998.

                               Cost for federal    Aggregate gross     Aggregate gross
                                  income tax          unrealized          unrealized         Net unrealized
                                   purposes          appreciation       (depreciation)        appreciation
                                   --------          ------------       --------------        ------------
Growth Fund                      $601,060,283        $105,194,559        $(36,445,528)        $ 68,749,031

Balanced Fund                     395,275,796          47,295,496         (17,610,517)          29,684,979

Income Fund                        13,434,086             418,515             (31,259)             387,256

Short-Term Fund                     1,331,358                 318                  --                  318

Small Cap Growth Fund              22,410,483           6,506,098            (283,669)           6,222,429

International Equity Fund           9,225,381           1,445,179            (351,601)           1,093,578

Socially Responsible Fund          34,174,341           3,148,742          (1,790,743)           1,357,999

Independent Auditors' Report


The Board of Trustees and Shareholders of
        Horace Mann Mutual Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Growth Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds as of December 31, 1998, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                         KPMG LLP

Chicago, Illinois
January 29, 1999

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE GROWTH FUND AND A STOCK INDEX 1

                     Growth Fund            Stock Index
                     -----------            -----------

11/1/1989               10,000               10,000
12/31/1989              10,432               10,449
                        10,206               10,134
                        10,543               10,772
                         9,346                9,291
12/31/1990               9,852               10,124
                        11,084               11,595
                        11,505               11,568
                        11,766               12,187
12/31/1991              12,464               13,209
                        12,269               12,875
                        12,862               13,120
                        13,004               13,534
12/31/1992              13,659               14,215
                        14,807               14,836
                        15,248               14,908
                        15,837               15,293
12/31/1993              16,354               15,648
                        15,975               15,055
                        16,329               15,118
                        17,054               15,857
12/31/1994              16,353               15,855
                        17,628               17,399
                        19,051               19,059
                        20,233               20,574
12/31/1995              21,787               21,813
                        23,306               22,983
                        24,060               24,015
                        24,935               24,757
12/31/1996              27,295               26,821
                        27,421               27,540
                        31,016               32,348
                        34,060               34,771
12/31/1997              33,695               35,769
                        37,651               40,728
                        35,710               42,077
                        31,766               37,927
12/31/1998              36,267               46,015

--------------------------------------------------------------------------------
                                  Growth Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                   1 year       5 year     Since Inception/2/
--------------------------------------------------------------------------------
                   7.64%        17.27%          15.09%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock index: S&P 500 Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. Rate of returns shown above for the unmanaged indices have no expenses.
/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Growth Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Growth Fund received investment advice from CIGNA Investments, Inc., are not shown.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE BALANCED FUND AND A STOCK and BOND INDex/1/

             Balanced Fund           Stock Fund            Bond Fund
             -------------           ----------            ---------

11/1/1989       10,000                10,000               10,000
12/31/1989      10,358                10,449               10,123
                10,146                10,135               10,109
                10,454                10,774               10,433
                 9,803                 9,293               10,616
12/31/1990      10,309                10,125               11,052
                11,138                11,595               11,330
                11,480                11,569               11,532
                11,858                12,188               12,088
12/31/1991      12,534                13,209               12,668
                12,392                12,876               12,552
                12,904                13,112               13,049
                13,204                13,534               13,625
12/31/1992      13,583                14,216               13,576
                14,496                14,837               14,115
                14,873                14,908               14,419
                15,342                15,292               14,744
12/31/1993      15,683                15,648               14,768
                15,327                15,055               14,469
                15,496                15,118               14,382
                15,975                15,857               14,499
12/31/1994      15,539                15,855               14,483
                16,566                17,396               15,118
                17,704                19,057               15,873
                18,557                20,572               16,135
12/31/1995      19,704                21,811               16,698
                20,591                22,982               16,560
                21,051                24,014               16,664
                21,698                24,756               16,961
12/31/1996      23,305                26,820               17,376
                23,428                27,540               17,358
                25,729                32,348               17,940
                27,772                34,771               18,538
12/31/1997      27,741                35,769               19,085
                29,971                40,728               19,412
                29,219                42,077               19,830
                27,514                37,927               20,663
12/31/1998      29,872                46,015               20,734

--------------------------------------------------------------------------------
                                 Balanced Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                   1 year       5 year     Since Inception/2/
--------------------------------------------------------------------------------
                   7.68%        13.75%          12.68%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Balanced Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock/Bond indices: through April 30, 1997, S & P 500 Index and Lehman Bros. Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. Rates of return shown above for the unmanaged indices have no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Balanced Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the balanced Fund received investment advice from CIGNA Investment, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      THE INCOME FUND AND A BOND INDEX/1/

                     Income Fund              Bond Index
                     -----------              ----------

  11/1/1989            10,000                   10,000
 12/31/1989            10,110                   10,123
                        9,971                   10,109
                       10,306                   10,433
                       10,544                   10,616
 12/31/1990            10,875                   11,052
                       11,096                   11,330
                       11,363                   11,532
                       11,913                   12,088
 12/31/1991            12,499                   12,668
                       12,393                   12,552
                       12,857                   13,049
                       13,409                   13,625
 12/31/1992            13,399                   13,576
                       13,855                   14,115
                       14,143                   14,419
                       14,443                   14,744
 12/31/1993            14,480                   14,768
                       14,147                   14,469
                       14,047                   14,382
                       14,157                   14,499
 12/31/1994            14,135                   14,483
                       14,747                   15,118
                       15,430                   15,873
                       15,713                   16,135
 12/31/1995            16,259                   16,698
                       16,109                   16,560
                       16,160                   16,664
                       16,422                   16,961
 12/31/1996            16,828                   17,376
                       16,815                   17,358
                       17,372                   17,940
                       17,968                   18,538
 12/31/1997            18,412                   19,085
                       18,773                   19,412
                       19,235                   19,830
                       19,895                   20,663
 12/31/1998            19,907                   20,734

--------------------------------------------------------------------------------
                                  Income Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                         1 year      5 year       Since Inception/2/
--------------------------------------------------------------------------------
                         8.09%       6.57%              7.80%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Income Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Bond index; through April 30, 1997, Lehman Bros. Intermediate
Government/Corporate Bond index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Bros. Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Income Fund. Wellington Management Company, LLP, became the fund's subadvisor May 1, 1997. Previous periods during which the Income Fund received investment advice from CIGNA Investments, Inc., are not shown.



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX/1/

                     Short-Term              Treasury
                   Investment Fund          Bill Index
                   ---------------          ----------

  11/1/1989            10,000                 10,000
 12/31/1989            10,141                 10,130
                       10,330                 10,335
                       10,528                 10,544
                       10,736                 10,743
 12/31/1990            10,943                 10,933
                       11,122                 11,100
                       11,291                 11,260
                       11,450                 11,415
 12/31/1991            11,592                 11,541
                       11,694                 11,658
                       11,797                 11,766
                       11,888                 11,857
 12/31/1992            11,972                 11,951
                       12,044                 12,041
                       12,128                 12,132
                       12,200                 12,224
 12/31/1993            12,278                 12,321
                       12,376                 12,415
                       12,474                 12,529
                       12,597                 12,660
 12/31/1994            12,757                 12,797
                       12,922                 12,964
                       13,087                 13,144
                       13,252                 13,324
 12/31/1995            13,416                 13,510
                       13,577                 13,681
                       13,725                 13,854
                       13,900                 14,032
 12/31/1996            14,090                 14,208
                       14,258                 14,387
                       14,440                 14,568
                       14,622                 14,757
 12/31/1997            14,805                 14,952
                       14,994                 15,612
                       15,175                 15,822
                       15,359                 16,046
 12/31/1998            15,531                 16,228

--------------------------------------------------------------------------------
                           Short-Term Investment Fund
                          Average Annual Total Return
--------------------------------------------------------------------------------
                         1 year      5 year       Since Inception/2/
--------------------------------------------------------------------------------
                         4.97%       4.82%              4.92%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in Short-Term Investment Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Treasury Bill index: An unmanaged index consisting of U.S. Treasury bills with 90 - day maturities. The rate of return shown above for the unmanaged index has no expenses.

/2/ Since inception refers to November 1, 1989, the date Wellington Management Company began advising the Short-Term Investment Fund. Wellington Management Company, LLP, became the fund's subadviser May 1, 1997. Previous periods during which the Short-Term Investment Fund received investment advice from CIGNA Investments, Inc., are not shown.

HORACE MANN MUTUAL FUNDS                                1998 FUNDS ANNUAL REPORT



                    COMPARISON OF CHANGE IN VALUE OF $10,000
           INVESTMENT IN THE SMALL CAP GROWTH FUND AND A STOCK INDEX/1/

                      Small Cap Growth Fund     Stock Index
                      ---------------------     -----------

        3/10/97              10,000               10,000
                              9,040                9,139
                             10,550               10,744
                             12,740               12,562
       12/31/97              11,700               11,532
                             12,851               12,120
                             12,360               12,365
                             10,040                9,601
       12/31/98              12,380               11,871

--------------------------------------------------------------------------------
                      Small Cap Growth Fund Total Return
--------------------------------------------------------------------------------
                   1 year                 Since Inception/2/
--------------------------------------------------------------------------------
                   5.81%                       12.35%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Small Cap Growth Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock index: Russell 2000 Growth, an unmanaged index composed of those Russell 2000 Growth securities with a greater-than-average growth orientation. The Russell 2000 Growth return shown to the left reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

/2/ Since inception refers to its inception of investment operations March 10, 1997. BlackRock Financial Management, Inc. is the fund's subadviser.


                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE INTERNATIONAL EQUITY FUND
                             AND AN EQUITY INDEX/1/

                  International Equity Fund      Equity Index
                  -------------------------      ------------

     3/10/97               10,000                   10,000
                            9,750                   10,036
                           10,540                   11,297
                           10,820                   11,218
    12/31/97               10,352                   10,339
                           11,733                   11,902
                           12,378                   12,028
                           10,706                   10,318
    12/31/98               12,313                   12,453


--------------------------------------------------------------------------------
                    International Equity Fund Total Return
--------------------------------------------------------------------------------
                  1 year                    Since Inception/2/
--------------------------------------------------------------------------------
                  18.95%                         11.99%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the International Equity Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Equity index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown to the left for the unmanaged index has no expenses.

The index reflects performance from February 28, 1997 through December 31, 1998.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadviser.


                    COMPARISON OF CHANGE IN VALUE OF $10,000
                  INVESTMENT IN THE SOCIALLY RESPONSIBLE FUND
                              AND A STOCK INDEX/1/

                       Socially Responsible Fund     Stock Index
                       -------------------------     -----------

        3/10/97                  10,000                10,000
                                  9,380                 9,415
                                 10,970                11,058
                                 12,040                11,887
       12/31/97                  12,308                12,228
                                 13,935                13,933
                                 13,661                14,394
                                 12,013                12,961
       12/31/98                  13,516                15,733

--------------------------------------------------------------------------------
                    Socially Responsible Fund Total Return
--------------------------------------------------------------------------------
                  1 year                   Since Inception/2/
--------------------------------------------------------------------------------
                   9.80%                         17.78%
--------------------------------------------------------------------------------

Past performance is not predictive of future performance.

Annuity contract fees are not reflected in the Socially Responsible Fund returns. Returns under the Annuity Alternatives contracts are shown on page 3.

/1/ Stock index: S & P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown to the left for the unmanaged index has no expenses.

/2/ Since inception refers to its inception of investment operations March 10, 1997. Scudder Kemper Investments, Inc. is the fund's subadviser.

Results of the Shareholder Votes


A special meeting of the shareholders of the Trust was held January 13, 1999, where shareholders voted on the following items:

1)   The election for the following trustees by the shareholders:

                                                  # of Shares
                                In Favor           Withheld
     A. Thomas Arisman         48,448,652         1,410,486
     A. L. Gallop              48,302,854         1,556,283
     Richard A. Holt           48,422,216         1,436,922
     Richard D. Lang           48,438,311         1,420,827
     Harriet A. Russell        48,456,155         1,302,983
     George J. Zock            48,422,183         1,416,954

2) The ratification of KPMG LLP as independent public accountants for its current fiscal year, 48,140,153 shares voted for the proposal, 629,715 voted against and 1,089,269 shares abstained.

3) Approving or disapproving an investment advisory agreement with Wilshire Associates Incorporated, 44,001,819 voted for the proposal, 3,927,531 voted against and 1,829,789 shares abstained.

4) Approving or disapproving a proposal to permit Wilshire Associates Incorporated to replace subadvisers or add subadvisers to the Funds, and to enter into subadvisory agreement with those subadvisers without further shareholder approval, 40,471,771 voted for the proposal, 6,517,913 voted against and 2,869,452 shares abstained.

5) The shareholders of the International Equity Fund and Socially Responsible Fund voting to approve or disapprove a new subadvisory agreement with Scudder Kemper Investments, Inc., 3,156,204 voted for the proposal, 57,035 voted against and 163,610 abstained.

6a) The shareholders of the Growth Fund voting to approve or disapprove a subadvisory agreement with Mellon Equity Associates, LLP, 21,566,272 voted for the proposal, 160,524 voted against and 1,224,314 abstained.

6b) The shareholders of the Growth Fund voting to approve or disapprove a subadvisory agreement with Brinson Partners, Inc., 20,386,883 voted for the proposal, 1,277,764 voted against and 1,286,463 abstained.

7a) The shareholders of the Balanced Fund voting to approve or disapprove a change to the fund's fundamental investment restriction with respect to allowing the fund to hold larger investments in fewer companies, 19,504,569 voted for the proposal, 0 voted against and 672,240 abstained.

7b) The shareholders of the Balanced Fund voting to approve or disapprove a change to the fund's fundamental investment restriction with respect to allowing the fund to invest in other investment companies, 17,768,682 voted for the proposal, 1,735,867 voted against and 672,240 abstained.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Horace Mann Mutual Funds
P.O. Box 4657
Springfield, IL 62708-4657
1-800-999-1030








Business Manager
Horace Mann Investors, Inc.
One Horace Mann Plaza
Springfield, IL 62715-0001